                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             KU ENERGY CORPORATION
               (Name of Registrant as Specified In Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction: $

  (5) Total fee paid: $

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                             KU ENERGY CORPORATION
                              One Quality Street
                           Lexington, KY 40507-1462

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of Shareholders of KU Energy Corporation (the "Company") will be held in the Second Floor Assembly Room at the offices of the Company, One Quality Street, Lexington, Kentucky, on April 22, 1997 at 1:30 p.m., Lexington (Kentucky) Time, for the following purposes:

    (1) To elect to the Board three directors to hold office until the 2000 Annual Meeting of Shareholders of the Company or until their respective successors shall have been duly elected and qualified.

    (2) To consider and vote upon the adoption by the Company of a Long Term Incentive Plan whereby officers and other key employees of the Company and its affiliates will receive grants of options or other awards based on predetermined financial and other performance goals.

    (3) To consider and vote upon the adoption by the Company of an Annual Performance Incentive Plan whereby officers and other key employees of the Company or its affiliates will receive cash incentive compensation awards based on predetermined financial and other performance goals.

    (4) To transact such other business as may properly come before the meeting.

  For further information with respect to the foregoing, reference is made to the attached Proxy Statement.

  Only holders of Common Stock of the Company of record on its books at the close of business on March 7, 1997, are entitled to vote at the meeting. All such shareholders of record are requested to be represented at the meeting, either in person or by proxy.

  A copy of the Company's Annual Report to Shareholders for the year 1996 has been mailed to each common shareholder of record on the Company's books.

                                          By order of the Board of Directors,

                                          [LOGO OF GEORGE S. BROOKS II]
                                          George S. Brooks II
                                          General Counsel and Secretary

March 17, 1997

                               ----------------

  SHAREHOLDERS WHO CANNOT ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THEIR PROXIES AND RETURN THEM TO THE COMPANY IN THE ENCLOSED ENVELOPE, AS PROMPTLY AS POSSIBLE. THE BOARD OF DIRECTORS DESIRES THE REPRESENTATION OF ALL SHAREHOLDERS AT THE MEETING, WHETHER THEIR HOLDINGS ARE SMALL OR LARGE.

                             KU ENERGY CORPORATION
                              One Quality Street
                           Lexington, KY 40507-1462

                                MARCH 17, 1997

        Proxy Statement Relating to 1997 Annual Meeting of Shareholders

  The purposes of the meeting are set forth in the accompanying Notice. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Following the initial solicitation of proxies by mail beginning on or about March 17, 1997, certain of the officers, employees and directors of the Company may solicit proxies by correspondence, telephone, telecopy, telegraph or in person, but without extra compensation. In addition, the Company has retained Georgeson & Company, Inc., New York, New York, to assist in the solicitation of proxies. Such solicitation may be made by mail, telephone, telecopy, telegraph or in person. The estimated cost of the services of Georgeson & Company, Inc. is $9,500. The Company will pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to their principals.

  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER ENTITLED TO VOTE AT THE MEETING WHO MAKES A WRITTEN REQUEST THEREFOR A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K (OTHER THAN CERTAIN EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. WRITTEN REQUESTS FOR A COPY OF THE REPORT SHOULD BE MAILED TO GEORGE
S. BROOKS II, SECRETARY OF THE COMPANY, AT THE ADDRESS STATED ABOVE.

  The Company has been the parent holding company of Kentucky Utilities Company ("Kentucky Utilities") since December 1991.

  On the record date for the meeting, March 7, 1997, there were 37,817,878 shares of Common Stock outstanding. Only holders of Common Stock of record on the books of the Company at the close of business on the record date are entitled to vote at the meeting. Each such holder is entitled to vote at the meeting, one vote per share, in respect to each of the matters to be voted on at the meeting, except that in the election of directors each such holder is entitled to cumulative voting and therefore may give one nominee for election as many votes as shall equal the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder or may distribute such votes among any two or more of the nominees. The proxies solicited herewith seek discretionary authority to cast cumulative votes in the election of directors.

  A majority of the shares entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at the meeting, it will be deemed present for quorum purposes for the remainder of the meeting and any adjournment of the meeting (unless a new record date is set). If a quorum exists, action on a matter (other than the election of directors) will be approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a different vote is otherwise required. The three nominees for director receiving the highest number of votes will be elected. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., a "broker non-vote"), will be counted to determine the presence of a quorum but will not be present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance. The Long Term Incentive Plan Proposal and Annual Performance Incentive Plan Proposal will be approved upon receipt of the affirmative vote of the holders of a majority of the shares of

Common Stock present or represented at the meeting, and entitled to vote at the meeting. For purposes of action on the Long Term Incentive Plan Proposal and Annual Performance Incentive Plan Proposal, an abstention is the equivalent of a "no" vote on the proposal.

  Shareholders may vote either in person or by duly authorized proxy. The giving of a proxy will not prevent a shareholder from voting in person at the meeting. A proxy may be revoked by a shareholder at any time prior to the voting thereof by giving written notice to the Secretary of the Company prior to such voting. All shares entitled to vote and represented by effective proxies on the enclosed form, received by the Company, will be voted at the meeting (or any adjourned session thereof) in accordance with the terms of such proxies.

  Each Participant in the Company's Automatic Dividend Reinvestment and Stock Purchase Plan (the "Reinvestment Plan"), Kentucky Utilities' Employee Stock Ownership Plan (the "ESOP") or the Kentucky Utilities Employee Savings Plan (the "Savings Plan") will receive a form of proxy by which such Participant may direct the agent or trustee under such Plans as to the manner of voting shares credited to the Participant's accounts under such Plans. Shareholders of record who are participants in the Reinvestment Plan will receive only one form of proxy for their certificated shares and those shares which they may have acquired through reinvested dividends. A Participant of any of such Plans wishing to vote in person at the meeting may obtain a proxy for shares credited to his account under such Plans by making a written request therefor by April 7, 1997, as follows: for the Reinvestment Plan, to George S. Brooks II, Secretary of the Company, at the address stated on page 1; for the ESOP, to Banc One Kentucky, PO Box 32500, Louisville, Kentucky 40232, Attention:
Barbara J. Steele, Trust Investment Division; and for the Savings Plan, to CG Trust Company, c/o Cigna Retirement and Investment Services, Routing Code M-122, 350 Church Street, Hartford, Connecticut 06103, Attention: Bruce Beckmann.

                             Election of Directors

GENERAL

  Three directors are to be elected at the meeting. Barring unforeseen circumstances and in the absence of contrary directions, the proxies solicited herewith will be voted for the election of Milton W. Hudson, John T. Newton and William L. Rouse, Jr. as directors of the Company. The nominees will hold office until the 2000 Annual Meeting of Shareholders of the Company or until their respective successors shall have been duly elected and qualified except that pursuant to the Board of Director's policy on retirement, Mr. Hudson will retire from the Board at the 1998 Annual Meeting. The proxies may also be voted for a substitute nominee or nominees in the event any one or more of said persons shall be unable to serve for any reason or be withdrawn from nomination, an occurrence not now anticipated. Except as otherwise indicated, each nominee has been engaged in his present principal occupation for at least the past five years. All information regarding share ownership is as of January 31, 1997.

  The following information is given with respect to the nominees for election as directors:

[PHOTO] MILTON W. HUDSON, 69, has been an economic consultant (Washington, DC) since 1991. He was Managing Director and Senior Economic Advisor of Morgan Guaranty Trust Company of New York from January 1990 until his retirement in June 1991. He has been a director of the Company since 1991 and a director of Kentucky Utilities since 1990. Mr. Hudson beneficially owns 1,210 shares of Common Stock of the Company.

[PHOTO] JOHN T. NEWTON, 66, retired in 1995 as Chairman of the Board and Chief Executive Officer of the Company and Kentucky Utilities, positions he had held since 1987. He had also been President of these companies from 1987 to November 1, 1994. Mr. Newton has been a director of the Company since 1988 and a director of Kentucky Utilities since 1974. He beneficially owns 32,653 shares of Common Stock of the Company which include 7,668 shares held jointly with his wife and 5,000 shares held solely by his wife.

[PHOTO] WILLIAM L. ROUSE, JR., 64, was Chairman of the Board and Chief Executive Officer and a director of First Security Corporation of Kentucky, a multi-bank holding company, prior to his retirement in 1992. Mr. Rouse is a director of Ashland, Incorporated. He has been a director of the Company since 1991 and a director of Kentucky Utilities since 1989. Mr. Rouse beneficially owns 1,000 shares of Common Stock of the Company. In addition, Mr. Rouse's account under the Directors Deferred Compensation Plan described below has the equivalent of 3,937 shares of Common Stock.

  Information with respect to those directors whose terms are not expiring is as follows:

[PHOTO] MIRA S. BALL, 62, is Secretary-Treasurer and Chief Financial Officer of Ball Homes, Inc., a single-family residential developer and property management company. She has been a director of the Company and Kentucky Utilities since 1992. Ms. Ball beneficially owns 6,057 shares of Common Stock of the Company. Her term expires in 1999.

[PHOTO] CAROL M. GATTON, 64, is Chairman of Area Bancshares, Inc., a bank holding company in Owensboro, Kentucky. He is also involved in real estate ventures and automobile dealerships. Mr. Gatton beneficially owns 1,000 shares of Common Stock of the Company. His term expires in 1998.

[PHOTO] HARRY M. HOE, 71, is President and a director of J. R. Hoe & Sons, Inc., Middlesboro, Kentucky, a foundry and casting company. He has been a director of the Company since 1991 and a director of Kentucky Utilities since 1979. Mr. Hoe beneficially owns 16,745 shares of Common Stock of the Company which include 5,394 shares held solely by his wife. His term expires in 1998.

[PHOTO] FRANK V. RAMSEY, JR., 65, is President and Director of Dixon Bank, Dixon, Kentucky, and a farm owner and operator. He has been a director of the Company since 1991 and a director of Kentucky Utilities since 1986. Mr. Ramsey beneficially owns 1,400 shares of Common Stock of the Company. His term expires in 1999.

[PHOTO] CHARLES L. SHEARER, PH.D., 54, is President of Transylvania University, Lexington, Kentucky. He has been a director of the Company since 1991 and a director of Kentucky Utilities since 1987. Dr. Shearer beneficially owns 1,460 shares of Common Stock of the Company which include 200 shares held solely by his wife and 14 shares held by his children. His term expires in 1999.

[PHOTO] LEE T. TODD, JR., PH.D., 50, is President and Chief Executive Officer of DataBeam Corporation, a Kentucky-based, high-technology firm. He was elected a director of the Company and Kentucky Utilities in 1995. Dr. Todd beneficially owns 500 shares of Common Stock of the Company. His term expires in 1999.

[PHOTO] MICHAEL R. WHITLEY, 54, has been Chairman, President and Chief Executive Officer of the Company and Kentucky Utilities since August 1, 1995. He was President and Chief Operating Officer of the Company and Kentucky Utilities from November 1, 1994 to August 1, 1995. He was Executive Vice President of these companies from August 1, 1994 to November 1, 1994. Before this period, he had been a Senior Vice President of the Company since 1988 and of Kentucky Utilities since 1987. Mr. Whitley was Secretary of the Company from 1988 until 1992 and of Kentucky Utilities from 1978 until 1992. He is a director of PNC Bank Kentucky, Inc., a wholly owned subsidiary of PNC Bank Corp., Inc. Mr. Whitley has been a director of the Company and Kentucky Utilities since 1992. He beneficially owns 30,985 shares of Common Stock of the Company which include 6,300 shares held jointly with his wife and 964 shares held solely by his wife. His term expires in 1998.

VOTING SECURITIES BENEFICIALLY OWNED BY DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS

  The directors, nominees and executive officers of the Company and Kentucky Utilities owned beneficially at January 31, 1997 an aggregate of 189,117 shares of Common Stock of the Company, representing in the aggregate 0.5% of such stock.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  All members of the Company's Board of Directors are currently members of Kentucky Utilities' Board of Directors. The Board of Directors of the Company and the Board of Directors of Kentucky Utilities have each established six committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Finance Committee, the Long-Range Planning Committee and the Nominating and Corporate Governance Committee. Committee members are the same for committees of the Company and committees of Kentucky Utilities.

  During 1996, the Board of Directors of the Company held 29 meetings (including Committee meetings), and the Board of Directors of Kentucky Utilities held 31 meetings (including Committee meetings).

  During 1996, each current director attended 100% of the meetings of the Company's and Kentucky Utilities' Board of Directors and applicable Committee meetings, except for Mr. Gatton who attended 28 of 32 meetings and Mr. Hoe who attended 40 of 41 meetings.

  The members of the Executive Committee are Messrs. Hoe, Ramsey, Rouse, Shearer and Whitley. Kentucky Utilities' Executive Committee met once during 1996. The Executive Committee has the full power of the Board between meetings of the Board, except as provided by law.

  The members of the Audit Committee are Ms. Ball and Messrs. Gatton, Hoe, Shearer and Todd. The Company's Audit Committee met three times in 1996, as did Kentucky Utilities' Audit Committee. The Audit Committee selects and engages (and may discharge) the Company's independent auditors; approves or disapproves each professional service or type of service to be provided by the auditors; meets with the auditors regarding the scope and results of the annual audit and of internal accounting procedures and practices; reviews any recommendations which may be made by the independent auditors; and generally exercises supervision over all matters relating to audit functions, making periodic reports to the Board.

  The members of the Compensation Committee are Messrs. Gatton, Hudson, Ramsey, and Rouse. The Company's Compensation Committee met six times in 1996, as did Kentucky Utilities' Compensation Committee. The Compensation Committee reviews compensation for all officers, directors' fees and fees paid to directors for membership on the various committees of the Board; makes recommendations to the Board at least annually with respect to appropriate levels of compensation and fees; and administers certain benefit plans.

  The members of the Finance Committee are Ms. Ball and Messrs. Gatton, Hoe, Hudson and Ramsey. The Company's Finance Committee met twice in 1996, as did Kentucky Utilities' Finance Committee. The Finance Committee monitors and reviews financing programs and capital structure of the Company; reviews the Company's cash position in order to establish programs for the proper investment of amounts determined to be available for such purpose from time to time; and reports to the Board at least annually concerning its activities, or, when appropriate, makes recommendations which the committee deems appropriate for action to be taken by the Board.

  The members of the Long-Range Planning Committee are Messrs. Hudson, Ramsey, Rouse, Shearer and Todd. The Company's Long-Range Planning Committee met three times in 1996, as did Kentucky Utilities' Long-Range Planning Committee. The Long-Range Planning Committee makes recommendations to the Board with respect to the Company's future strategy.

  The members of the Nominating and Corporate Governance Committee are Ms. Ball and Messrs. Hoe, Rouse, Shearer and Todd. The Company's Nominating and Corporate Governance Committee met four times in 1996, as did Kentucky Utilities' Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes recommendations to the Board with respect to qualified candidates for election to the Board. The Committee also reviews the performance of Board members and, based upon such review, makes recommendations to the Board as to which members shall stand for reelection. In making recommendations for election to the Board, the Nominating and Corporate Governance Committee will consider persons recommended by shareholders. Any shareholder wishing to make such a recommendation must comply with certain requirements of the Company's By-laws described herein under the caption "General--Proposals of Shareholders." The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding Board size, the desired number of employee (and former employee) directors and policies regarding Director retirement or resignation.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's principal business activities are carried out through Kentucky Utilities. Except as noted elsewhere in this Proxy Statement, each of the officers of the Company whose compensation is reported in the Summary Compensation Table is also an officer of Kentucky Utilities and received compensation in 1996 from only Kentucky Utilities. Kentucky Utilities' Board of Directors establishes compensation for Kentucky Utilities' executive officers on the basis of recommendations made by that Board's Compensation Committee. In addition, the Board of Directors of the Company establishes compensation for Company executive officers who are not also Kentucky Utilities executive officers on the basis of recommendations made by that Board's Compensation Committee. In addition to recommending base salary for all executive officers, the Compensation Committees make recommendations concerning certain incentive compensation and other compensation programs established by the respective Boards of Directors. The incentive compensation plans described below are administered by the respective Compensation Committees.

  Given the rapid and fundamental changes occurring in the utility industry and the resulting need to attract, retain and motivate a high-quality officer team, the Compensation Committees are committed to implementing executive compensation policies and programs which:

  . Support the strategic business missions of the Company and Kentucky
    Utilities;

  . Emphasize a strong pay-for-performance orientation;

  . Have a meaningful portion of compensation at risk; and

  . Provide a competitive level of compensation that is consistent with the appropriate external marketplace.

  In establishing and periodically reviewing the incentive compensation plans, the Committees have utilized the services of outside consultants specializing in executive compensation and benefits.

  The key elements of the executive compensation program are base salary, annual performance incentive, long-term performance incentive and benefits. These key elements as applicable in 1996 are addressed separately below.

  . Base salary:

      The base salaries of all executive officers are reviewed annually by the Committees, which make recommendations to the respective Boards of Directors. In considering base salary levels for all officers other than the Chairman, President and CEO, the Committees initially review recommendations made by the Chairman, President and CEO. As part of the review in 1996, consideration was given to the operating performance and financial condition of the Company and/or Kentucky Utilities, as well as the executives' contributions in guiding the companies to these achievements. Consideration was also given to market data for electric utility executives as set forth in the annual Edison Electric Institute Executive Compensation Survey (the "EEI Survey"). More specifically, comparisons were made to those survey companies similarly sized to the Company (those with annual revenues of between $600 million and $2 billion). In 1996, there were 36 such comparable companies, all but one of which are included among those in the EEI Index to which the Company's performance is compared on page 11 of this proxy statement. For 1996, the intent of the Committees and Boards was, in general, to set base salary levels at or above the average but below the highest reported level for comparable positions as shown by the EEI Survey. In order to provide base salary market data for non-utility specific positions, information was also considered from the 1996 Wyatt Top Management Report, which is comprised of information from a wide variety of industries.

  .Annual Performance Incentive:

      The Kentucky Utilities Annual Performance Incentive Plan (the "Kentucky Utilities Incentive Plan") and the Company's Annual Performance Incentive Plan (the "KUE Incentive Plan" and together, the "Incentive Plans") are designed to provide cash incentive compensation opportunities to attract, retain and motivate a select group of employees of Kentucky Utilities and the Company, respectively, including executive officers. The following discussion relates to the Incentive Plans as in effect for 1996. Effective for awards granted for 1998 and later years, the Incentive Plans will be replaced, subject to shareholder approval, by the KU Energy Corporation Annual Performance Incentive Plan described under "Annual Performance Incentive Plan Proposal" below.

      Under the Committees' practice, no employee who has received an award under one of the plans (i.e., either the Kentucky Utilities Incentive Plan or the KUE Incentive Plan) for a plan year is eligible to receive an award under the other plan for such plan year. Annual cash incentive compensation is based on the financial and competitive strength of the Company or Kentucky Utilities, as the case may be. The Incentive Plans provide for establishment of incentive awards for each participant based on performance against specific predetermined performance targets. The performance targets applicable to 1996 are based on cost per kilowatt hour/cost-control criterion, net income available to shareholders of Common Stock, safety performance and personal performance goals (business and/or functional unit performance targets).

      The Compensation Committees determine eligible participants. For 1996, a participant's potential incentive compensation was determined by a varying percentage of base salary depending on the participant's position and other factors as determined by the respective Committees. For 1996, potential awards ranged from 15 to 30% of annualized base salary at the beginning of the year, with 30% being applicable only to Mr. Whitley, Chairman, President and CEO. If threshhold performance goals are not exceeded, no awards are paid. Participants may earn up to 1 1/2 times the target award opportunity to the extent performance targets are exceeded. In 1996, the weightings for the various performance measures set forth above varied by participant. For individuals participating in the Kentucky Utilities Incentive Plan, cost-per-kilowatt-hour performance was weighted from 20 to 33 1/3%; net income performance was weighted from 20 to 33 1/3%; safety performance was weighted from 20 to 33 1/3%; and personal performance goals were weighted from 0 to 40% of the total award. In the case of participants in the KUE Incentive Plan for 1996 who were officers of both the Company and Kentucky Utilities, the performance measures and their weightings were cost control (30 to 33 1/3%); net income (30 to 33 1/3%); safety performance (30 to 33 1/3%); and personal performance goals (0 to 10%). Performance measures applicable to Mr. Whitley, Chairman, President and CEO, were cost control (33 1/3%); net income (33 1/3%); and safety performance (33 1/3%). For participants in the KUE Incentive Plan for 1996 who were not also officers of Kentucky Utilities, the performance measures and their weightings were cost control (20%); net income (0 to 20%); and personal performance goals (60 to 80%).

      Incentive Plans awards earned in 1994, 1995 and 1996, as a result of attaining or exceeding the performance goals for each of those years, are set forth in the Summary Compensation Table under the column "Bonus" for the individuals named therein.

      Participants may elect to have all or any portion of their cash awards deferred under the applicable Executive Optional Deferred Compensation Plan (collectively, the "Executive Deferred Compensation Plans") established by the Company and Kentucky Utilities, respectively. For 1996 and prior years, deferred amounts are maintained in an unfunded account for each participant and will be credited with earnings each quarter at a rate of interest equal to the greater of (1) the return on capital of the Company or Kentucky Utilities (as the case may be) for the 12 months ended each quarter or (2) the 13-week Treasury Bill rate in effect on the first business day following each quarter. Amounts credited under the Executive Deferred Compensation Plans will be paid to each participant upon termination of employment or as otherwise permitted by the Executive Deferred Compensation Plans.

  .Long-Term Performance Incentive:

      The Kentucky Utilities Performance Share Plan (the "Kentucky Utilities Performance Share Plan") and the Company's Performance Share Plan (the "KUE Performance Share Plan" and together, the "Performance Share Plans") are designed to provide long-term incentives in the form of additional compensation to officers and other select employees of Kentucky Utilities and the Company, respectively, dependent upon the respective company's return on equity compared to a group of comparable companies selected by the Committees. The following discussion relates to the Performance Share Plans as in effect for 1996. Effective for awards granted for 1997 and later years, the Performance Share Plans are being replaced, subject to shareholder approval, by the KU Energy Corporation Long Term Incentive Plan described under "Long Term Incentive Plan Proposal" below.

      Under the Performance Share Plans, each year the respective Compensation Committees determine a Performance Cycle and the number of Performance Shares to be contingently granted to each eligible participant for that Performance Cycle. For 1996, the number of Performance Shares contingently granted was based on a varying percentage of annualized base salary in effect on the first day of the Performance Cycle divided by the closing market price of the Company's Common Stock on the last business day before the beginning of the Performance Cycle. For executive officers, the percentage for an assistant officer was 10%, for vice presidents and other officers was 20%, for senior vice presidents was 30% and for Mr. Whitley, Chairman, President and CEO was 40%. No employee who receives an award under one of the plans (i.e., either the Kentucky Utilities Performance Share Plan or the KUE Performance Share Plan) for a Performance Cycle is eligible to receive an award from the other plan for such Performance Cycle. Each Performance Cycle is a number of years determined by the Compensation Committees over which the contingent grants of Performance Shares may be earned. Existing Performance Cycles for Kentucky Utilities and the Company have been set at three years. Under both plans, a Performance Share is a share unit which is contingently granted to a participant at the beginning of a Performance Cycle.

      The number of Performance Shares that may be earned by each participant for a Performance Cycle is based on the relative performance of the Company or Kentucky Utilities, as the case may be, compared to the specified group of similar companies, as determined for that particular Performance Cycle. For the 1996-1998 Performance Cycle, there were 12 comparable companies; all of these companies or subsidiaries of those companies included in both comparative groups also were in the EEI Index to which the Company's performance is compared on page 11 of this proxy statement. For each Performance Cycle, management submits to the respective Compensation Committee recommendations for proposed participants, target award opportunities (stated in Performance Shares), Performance Cycle length, a scale which specifies the number of Performance Shares to be earned by each participant depending upon the degree to which the target goal is met and a group of companies to which performance comparison will be made. See the information following the table "Long-Term Incentive Plan-- Awards In Last Fiscal Year" for a description of the scale applicable to contingent grants made for 1996. At the end of each Performance Cycle, the Compensation Committees determine the number of Performance Shares earned by each participant, based on the degree to which actual performance compared to the targets set. Upon such determination, Performance Shares earned for that Performance Cycle, if any, will be converted into an equal number of restricted shares of the Company's Common Stock.

      The Performance Cycle that commenced in 1991 was completed in 1993. Based on performance during the 3-year cycle, 75% of the maximum level of shares were converted to restricted shares during 1994. These awards of restricted shares are shown on the Summary Compensation Table as LTIP Payouts.

      The Performance Cycle that commenced in 1992 was completed in 1994. Since the stringent target goals set by the Committee were not met, there were no distributions of restricted shares to participants. All contingent grants for the 1992-1994 Performance Cycle have lapsed.

      The Performance Cycle that commenced in 1993 was completed in 1995. Based on performances during the 3-year cycle, 100% of the maximum level of shares were converted to restricted shares during 1996. These awards of restricted shares are shown on the Summary Compensation Table as LTIP Payouts.

      The Performance Cycle that commenced in 1994 was completed in 1996. Shares earned in respect of that Performance Cycle, if any, will be distributed in the form of restricted shares to participants in the second quarter of 1997 after necessary comparisons are made.

      The Performance Cycle that commenced in 1995 will be completed in 1997. Shares earned in respect of that Performance Cycle, if any, will be distributed in the form of restricted shares to participants in the second quarter of 1998 after necessary comparisons are made.

      Contingent grants made for the 1996-1998 Performance Cycle are shown in the table "Long-Term Incentive Plan--Awards in Last Fiscal Year." Shares earned in respect of this Performance Cycle, if any, will be distributed in the form of restricted shares to participants in the second quarter of 1999 after necessary comparisons are made.

  .Benefits:

      Executive officers of the Company and Kentucky Utilities, including those listed in the Summary Compensation Table on page 14 of this proxy statement, are eligible for participation in the standard benefit package available to all Company and Kentucky Utilities employees. In addition, executive officers of the Company and Kentucky Utilities are eligible to be members in Kentucky Utilities' Supplemental Security Plan, which is described below under "Executive Compensation."

      The Committees believe that the above-described components combine to provide total compensation packages that enable the companies to effectively recruit, motivate and retain executive personnel. The Committees further believe the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limit the deductibility of certain compensation expense (generally referred to as the "$1 million limit"), will not limit the deductibility of any compensation that was paid by the Company or Kentucky Utilities in 1996, and the Committees do not anticipate any such limitation for compensation to be paid in 1997. However, to ensure to the extent practicable that compensation paid to executive officers and for the other reasons discussed under "Long-Term Incentive Plan Proposal" and "Annual Performance Incentive Plan Proposal" below, the Committees have determined that the Company and Kentucky Utilities should modify the Incentive Plans, and replace the Performance Share Plans with the Long-Term Incentive Plan, so that certain compensation paid thereunder would qualify for the "performance-based compensation" exception to the $1 million limit, thereby ensuring that such compensation will be deductible by the Company. Accordingly, the Board of Directors of the Company has amended and restated the KUE Incentive Plan and adopted a new Long Term Incentive Plan, in each case subject to shareholder approval.

      The Kentucky Utilities Compensation Committee makes its recommendations for the base salary of Michael R. Whitley, Chairman, President and CEO, by utilizing the same criteria and philosophies described above. The Committee analyzes Mr. Whitley's individual performance on the additional basis of its evaluation of the performance and coordination of the Company's and Kentucky Utilities' other management personnel. The incentive portion of Mr. Whitley's compensation for 1996 was provided under the KUE Incentive Plan and the KUE Performance Share Plan. As described above, compensation under these plans is tied to Company performance. Awards made under these plans to Mr. Whitley were established based upon plan parameters. Specific information regarding the level of compensation and Incentive Plan and Performance Share Plan participation for Mr. Whitley is set forth in the tables shown under Executive Compensation below and as detailed in the discussion above.

      None of the present members of the Compensation Committees is (or has been) an employee of the Company or Kentucky Utilities or has any relationship with the Company or Kentucky Utilities which is required to be disclosed pursuant to the rules of the Securities and Exchange Commission. The members of the Company's Compensation Committee and Kentucky Utilities' Compensation Committee responsible for this report are:

                                          Carol M. Gatton
                                          Milton W. Hudson
                                          Frank V. Ramsey, Jr.
                                          William L. Rouse, Jr.

PERFORMANCE GRAPH

  The following performance graph compares the performance for the last five years of the Company's Common Stock to the S&P 500 Index and the index of investor-owned electric and combination electric and natural gas utilities reported by Edison Electric Institute (the "EEI Index"). The graph gives total shareholder return in each case assuming $100 invested at December 31, 1991 and the reinvestment of all dividends. Following the graph is a chart giving the same information.

                       [PERFORMANCE GRAPH APPEARS HERE]


                              Shareholder Returns
                            (Dividends Reinvested)

                                                  DECEMBER 31,
                                 -----------------------------------------------
                                  1991    1992    1993    1994    1995    1996
                                 ------- ------- ------- ------- ------- -------
KU Energy....................... $100.00 $108.02 $117.52 $116.35 $137.22 $145.48
EEI Index.......................  100.00  107.59  119.58  105.74  138.55  140.22
S&P 500 Index...................  100.00  107.62  118.46  120.03  165.13  203.05

EQUITY OWNERSHIP GUIDELINES

  In January 1997, the Board of Directors of the Company adopted, effective January 1, 1998, Equity Ownership Guidelines. Under the Equity Ownership Guidelines, directors and executives of the Company and Kentucky Utilities are encouraged to make a minimum personal investment in Company Common Stock. The minimum guidelines may be satisfied in various ways including through plans maintained by the Company or a subsidiary. A director's or executive's compliance with the guidelines will be taken into account by the

Compensation Committee in the grant or payment of awards to the director or executive under incentive or other plans maintained by the Company. The Board of Directors of the Company may amend or terminate the Equity Ownership Guidelines at any time or from time to time.

DIRECTORS' COMPENSATION

  Each director of the Company is also a director of its principal subsidiary, Kentucky Utilities. Each director who is not an employee of the Company or Kentucky Utilities is paid an annual retainer of $20,000. This retainer is reduced by any retainer paid from a Company subsidiary. Kentucky Utilities pays non-employee directors an annual retainer of $15,000. Thus, the net annual Company retainer paid to such directors is $5,000 but the aggregate paid for serving on both Boards is $20,000. An additional annual retainer of $1,200 is paid to each non-employee director who is a chairperson of a committee of either Board. However, if a non-employee director is a chairperson of the same Board committee of the Company and Kentucky Utilities, only one such additional annual retainer is paid.

  In addition to an annual retainer, the Company and Kentucky Utilities pay each non-employee director a $1,000 fee for each meeting of a Board or a particular committee attended; provided that if the Boards of the Company and Kentucky Utilities meet on the same day, only one $1,000 fee is paid for both meetings. Similarly, if the same committee of the Boards of the Company and Kentucky Utilities meets on the same day, only one $1,000 fee is paid for both meetings. Out-of-pocket travel expenses are paid to directors for all meetings attended.

  All eligible directors of the Company and Kentucky Utilities are entitled to participate in the Director Retirement Retainer Programs (the "Director Retirement Plans") of the Company and Kentucky Utilities. Directors who are not, and have not previously been, an officer of Kentucky Utilities, the Company, or their affiliated companies ("outside directors") are eligible to participate. An outside director who is 65 years of age and has completed at least five consecutive years of service on the Company's and/or Kentucky Utilities' Board will receive, upon termination of service from a Board for any reason other than death, an annual retirement benefit equal to the annual retainer paid to such Board's directors in effect as of such termination, payable monthly over a period of years equal to the number of full years such director served on the Board, but not in excess of 10 years. Such payments cease, however, if the director dies before all such payments are made. The annual retainer in effect upon the director's termination from a Board will generally be calculated as described in the first paragraph under this caption (excluding the additional annual retainer for chairpersons). In the event of a change in control of the Company or Kentucky Utilities, any person then receiving a retirement benefit would be paid, within 30 days of the change in control, a lump-sum payment equal to the discounted present value of all then unpaid installments of the director's retirement benefit. In the event of a change in control, each outside director in office immediately prior to such change in control will be eligible to receive an accelerated retirement benefit if the director terminates service from a Board for any reason other than death within three years of the date of the change in control. Such accelerated retirement benefit would be paid in a lump sum within 30 days of such termination and would be equal to the discounted present value of the retirement benefit which such director would have received if the director had retired from the Board at age 70 (or for certain directors, 72) and lived to collect the full benefit otherwise payable under the applicable Director Retirement Plan. Such benefit would be based on the higher of the annual retainer in effect immediately prior to the change in control or immediately prior to such director's termination of service. Change in control is broadly defined under the Director Retirement Plans and includes any merger, consolidation, reorganization or sale of substantially all of the assets of the Company or Kentucky Utilities which results in less than 60% of the voting power of the resulting entity being owned by the holders of the Common Stock of the Company prior to the transaction; a change in the majority of the Board of Directors of the Company or Kentucky Utilities over a two-year period which is not approved by two-thirds of the incumbent directors; and the acquisition by any person or group of persons of beneficial ownership of 10% or more of the Common Stock of the Company or Kentucky Utilities.

  Directors may elect to have all or a specified portion of their directors' fees deferred under the Director Deferred Compensation Plans (the "Director Deferred Compensation Plans") of the Company and Kentucky Utilities, such elections to be made in accordance with and subject to the terms of the Director Deferred Compensation Plans. Amounts deferred will be maintained in unfunded accounts for each participant, which, based on a choice made by the director, either: (1) bear interest at a floating rate based upon the average prime rate charged by banks as reported in the Federal Reserve Bulletin; or (2) experience appreciation (depreciation) and earnings based on a hypothetical investment in the Company's Common Stock. Amounts deferred under the Director Deferred Compensation Plans will be paid to the participant upon termination as a director for any reason other than death based on a choice made by the Director as permitted by the Director Deferred Compensation Plans in a single payment or, with interest, quarterly over a period of not to exceed 40 calendar quarters, or, with interest, annually over a period of not to exceed 10 years. In the event of a participant's death, payment of any remaining balance of credited amounts will be made in a single payment to a designated beneficiary. In certain cases, directors may receive a distribution of deferred amounts in the event of substantial financial hardship. In the event of a change in control of the Company or Kentucky Utilities, any director who terminated prior to the change in control whose deferred amounts have not been distributed would receive, within 15 days of the change in control, a lump sum payment of the undistributed amounts. In the event of a change in control, each director who terminates thereafter within three years of the date of the change in control would be paid, within 15 days after termination, a lump sum payment of the director's deferred amounts. Change in control has essentially the same meaning as under the Director Retirement Plans described above. Because officers of the Company and Kentucky Utilities receive no compensation for services as directors, any director who is an officer is not eligible to participate in the plans.

EXECUTIVE COMPENSATION

  General. The following table contains information with respect to the compensation paid by (or earned from) the Company and Kentucky Utilities, for all services rendered during 1994 through 1996 in all capacities, to the Chief Executive Officer and the other four most highly compensated executive officers of the Company and Kentucky Utilities:

                          Summary Compensation Table

                                                                    LONG-TERM
                                                                   COMPENSATION
                                           ANNUAL COMPENSATION       PAYOUTS
                                       --------------------------- ------------
                                                                       LTIP
                                                      OTHER ANNUAL ------------  ALL OTHER
                                       SALARY  BONUS  COMPENSATION   PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   ($)   ($)(1)    ($)(2)       ($)(3)       ($)(4)
---------------------------       ---- ------- ------ ------------   -------    ------------
MICHAEL R. WHITLEY;               1996 387,737 99,741    2,164        79,798       6,242
 Chairman of the Board, President 1995 318,467 73,476      116             0       4,686
 & Chief Executive Officer &      1994 245,490 67,157      481        50,508       5,560
 Director of the Company &
 Kentucky Utilities
JAMES W. TIPTON;                  1996 230,750 38,304    2,004        77,882       5,670
 Senior Vice President            1995 227,591 39,942    1,445             0       4,667
 of the Company                   1994 214,043 63,210    1,373        50,508       5,537
O. M. GOODLETT;                   1996 231,840 51,994        0        52,560       5,181
 Senior Vice President of the     1995 210,195 44,550        0             0       4,500
 Company & Kentucky Utilities     1994 200,251 56,889        0        30,246       4,500
WAYNE T. LUCAS;                   1996 208,137 49,043      749        33,124       6,361
 Senior Vice President            1995 194,553 42,160      711             0       4,692
 of Kentucky Utilities            1994 159,699 33,754      523        22,658       5,522
JAMES M. ALLISON;                 1996 175,749 43,208        0           N/A       5,056
 Senior Vice President            1995 169,405 38,160        0           N/A       4,527
 of Kentucky Utilities            1994 133,674 29,131        0           N/A       4,500
 (Resigned Feb. 21, 1997)

--------
(1) Bonuses are paid under the Incentive Plans. Any bonus earned but deferred under the Executive Deferred Compensation Plans is included in the Table.
(2) Other annual compensation consists of amounts for group term life insurance and related taxes.
(3) Reflects payouts under the Performance Share Plans described under "Report of Compensation Committee on Executive Compensation" above. Performance goals were not met, and thus no payouts were made for the Performance Cycle that relates to 1995 in the table above. Amounts shown for 1994 and 1996 reflect a payout in the form of restricted shares of the Company's Common Stock of 75% and 100%, respectively, of the contingent grant for the applicable Performance Cycle. Such restricted stock will be forfeited if the officer terminates employment prior to January 1, 2001 (for amounts shown for 1994) and January 2, 2003 (for amounts shown for 1996) for any reason other than retirement, disability or death. In the event of a change in control, the restrictions lapse immediately.
(4) All other compensation includes: (a) above-market-rate interest earned on deferred compensation; and (b) the employer matching contribution made to the officer's account in the 401(k) Employee Savings Plan. Such amounts for 1996 are shown in the following table.

         EXECUTIVE                             INTEREST ON      401(K) MATCHING
          OFFICER                         DEFERRED COMPENSATION  CONTRIBUTION
         ---------                        --------------------- ---------------
      Michael R. Whitley.................        $1,742             $4,500
      James W. Tipton....................         1,170              4,500
      O. M. Goodlett.....................           681              4,500
      Wayne T. Lucas.....................         1,861              4,500
      James M. Allison...................           556              4,500

  Long Term Incentive Awards. Performance Shares contingently awarded under the Performance Share Plans in 1996 are reported in the Long-Term Incentive Plan awards table below. A description of how awards are determined is presented under "Report of Compensation Committee on Executive Compensation." A description of the scale by which performance targets are set follows the table.

             Long-Term Incentive Plan--Awards In Last Fiscal Year

                                      PERFORMANCE
                                       OR OTHER
                          NUMBER OF     PERIOD
                           SHARES,       UNTIL        ESTIMATED FUTURE PAYOUTS UNDER
                           UNITS OR   MATURATION      NON-STOCK PRICE-BASED PLANS(4)
                         OTHER RIGHTS     OR      --------------------------------------
NAME                         (#)       PAYOUT(3)  THRESHOLD($)   TARGET($)    MAXIMUM($)
----                     ------------ ----------- ------------ -------------- ----------
Michael R. Whitley......   5,835 (1)        3           0      87,525-131,288  175,050
James W. Tipton.........   2,280 (1)        3           0       34,200-51,300   68,400
O.M. Goodlett...........   2,180 (1)        3           0       32,700-49,050   65,400
Wayne T. Lucas..........   1,950 (2)        3           0       29,250-43,875   58,500
James M. Allison........   1,730 (2)        3           0       25,950-38,925   51,900

--------
(1) Constitutes Performance Shares contingently granted under the KUE Performance Share Plan in 1996.
(2) Constitutes Performance Shares contingently granted under the Kentucky Utilities Performance Share Plan in 1996.
(3) Number of years in Performance Cycle.
(4) See description below for the scale that determines which amount would be applicable. Amounts are calculated based on the price of the Company's Common Stock on December 31, 1996.

  For the Performance Cycle commencing in 1996, payouts of contingent grants shown in the table above will be determined by calculating the average return on equity for the Performance Cycle of the Company or Kentucky Utilities, as the case may be, compared to the average return on equity for the Performance Cycle for the comparable companies. The returns will be ranked in descending order. For the 1996-1998 Performance Cycle, the scale that determines if grants are earned is as follows: if the Company's or Kentucky Utilities' rank, as the case may be, is in the top two, the payout will be 100% of the contingent grant (the Maximum shown in the table); if their rank is third or fourth, the payout will be 75%, and if their rank is fifth or sixth, the payout will be 50% (the two figures shown as Target in the table); and if their rank is seventh or below, no shares will be awarded (shown as the Threshold in the table) for that Performance Cycle under the applicable Performance Share Plan.

  Retirement Plan. Each of the officers of the Company and Kentucky Utilities is entitled to participate in the Kentucky Utilities employee retirement plans described below. Executive officers, like other employees, are eligible to participate in Kentucky Utilities' Retirement Plan, and all eligible persons whose compensation is reported in the Summary Compensation Table participated in the Retirement Plan. Contributions to the Retirement Plan are determined actuarially and cannot be readily calculated as applied to any individual participant or small group of participants. Generally, compensation for Retirement Plan purposes means base compensation while a participant, excluding overtime pay, commissions, performance incentive compensation or other extraordinary compensation. The compensation for Retirement Plan purposes of the individuals named in the foregoing table is substantially equivalent to the base salary reported in the Summary Compensation Table. The credited years of service under the Retirement Plan for such persons were as follows: Mr. Whitley, 32 years; Mr. Tipton, 29 years; Mr. Goodlett, 26 years; Mr. Lucas, 27 years; and Mr. Allison, 2 years. All of the credited years of service were computed as of December 31, 1996. Retirement Plan benefits depend upon length of service, age at retirement and amount of compensation (determined in accordance with the Retirement Plan).

  Although higher amounts are determined under the Retirement Plan and shown in the table below, in most cases, pension benefits under the Retirement Plan or compensation used to measure such benefits will be reduced to comply with maximum limitations imposed by the Internal Revenue Code. Under such limitations effective in 1996, no base compensation above $150,000 may be used to calculate a benefit, except in the case of certain executive officers to preserve benefits accrued under previously applicable rules. In addition, no annual benefit derived from employer contributions may exceed $120,000. Assuming retirement at age 65, a Retirement Plan participant would be eligible at retirement for a maximum annual pension benefit (without taking into account the Internal Revenue Code limitations referred to above) set forth in the following table. However, assuming retirement at age 65, assuming 1996 base compensation and taking into account the Internal Revenue Code limitations, the annual pension benefit under the Retirement Plan for the executive officers named in the Summary Compensation Table would be as follows: Mr. Whitley, 103,607; Mr. Tipton, 95,146; Mr. Goodlett, 90,672; Mr. Lucas, 92,904; and Mr.
Allison, 53,737.

                       ANNUAL BENEFIT AFTER SPECIFIED YEARS OF SERVICE(2)
 FINAL AVERAGE   --------------------------------------------------------------
  BASE PAY(1)       15       20       25       30       35       40       45
 -------------   -------- -------- -------- -------- -------- -------- --------
$150,000........ $ 29,999 $ 39,999 $ 49,999 $ 59,999 $ 69,998 $ 79,998 $ 89,998
$200,000........ $ 39,999 $ 53,332 $ 66,665 $ 79,998 $ 93,331 $106,664 $119,997
$250,000........ $ 49,999 $ 66,665 $ 83,331 $ 99,998 $116,664 $133,330 $149,996
$300,000........ $ 59,999 $ 79,998 $ 99,998 $119,997 $139,997 $159,996 $179,996
$350,000........ $ 69,998 $ 93,331 $116,664 $139,997 $163,329 $186,662 $209,995
$400,000........ $ 79,998 $106,664 $133,330 $159,996 $186,662 $213,328 $239,994
$450,000........ $ 89,998 $119,997 $149,996 $179,996 $209,995 $239,994 $269,993
$500,000........ $ 99,998 $133,330 $166,663 $199,995 $233,328 $266,660 $299,993
$550,000........ $109,997 $146,663 $183,329 $219,995 $256,660 $293,326 $329,992
$600,000........ $119,997 $159,996 $199,995 $239,994 $279,993 $319,992 $359,991

--------
(1) "Final average base pay" generally means the average annual compensation during the 60 consecutive months of highest pay during the period of employment.
(2) Annual benefits shown are on a straight life annuity basis. Amounts shown are not subject to any deduction for Social Security benefits or other offset amounts. Benefits may be reduced by Internal Revenue Code limitations described above.

  Supplemental Security Plan. Executive officers and certain other employees of the Company and Kentucky Utilities are eligible to be members in Kentucky Utilities' Supplemental Security Plan which provides retirement, disability and death benefits as well as a change in control retirement benefit and a change in control severance benefit. As to executive officers, upon retirement at age 65, an eligible member will receive 15 annual payments of an amount equal to 75% of basic compensation, offset by benefits payable from any defined benefit plan of the Company or an affiliate (such as Kentucky Utilities' Retirement
Plan) and social security benefits. Basic compensation is the annualized base monthly salary of the member, exclusive of performance incentive compensation or other extraordinary compensation, in effect at termination of employment by retirement, disability or death. Upon termination of employment by death of an eligible executive officer prior to age 65, the member's beneficiary will receive an annual benefit equal to 50% of basic compensation until the later of the date such member would have attained age 65 or completion of 15 annual payments. Upon termination of employment by disability prior to age 65, the member will receive the "retirement benefit" if the member lives to retirement age and remains disabled or the "death benefit" if the member dies prior to retirement age and is disabled at death. Benefits will be paid from the general funds of the employer. The estimated annual benefits from Kentucky Utilities' Supplemental Security Plan that would be payable upon retirement at normal retirement age (age 65) for the individuals named in the Summary Compensation Table (assuming 1996 base salary) are as follows: Mr. Whitley, 188,128; Mr. Tipton, 65,342; Mr. Goodlett, 63,821; Mr. Lucas, 43,389; and Mr. Allison, 64,991. To
assist in providing funds to pay such benefits when they become payable, insurance is purchased on the lives of the members of the Supplemental
Security Plan.

  Change In Control Arrangements. Under the Supplemental Security Plan, members are entitled to change in control severance benefits in the following circumstances: (i) involuntary termination of the individual's employment within two years following a change in control (or, if later, prior to the consummation of the change in control transaction or its earlier abandonment) for reasons other than cause, death or permanent disability; (ii) resignation within two years of a change in control (or, if later, prior to the consummation of the change in control transaction or its earlier abandonment) for good reason (as defined in the plan); and (iii) in respect of the Chairman of the Board, the President, the Chief Financial Officer (or, if such positions are filled by less than three persons, the Executive Vice President), the Senior Vice Presidents and the Corporate Secretary, in each case of Kentucky Utilities, termination of employment for any reason during the 30-day period commencing on the first anniversary of the consummation of a change in control. In such circumstances, the employee will be entitled to a change in control severance payment equal to a certain percentage (300% in the case of executive officers of the Company or Kentucky Utilities) of the sum of
(i) the employee's basic compensation and (ii) the employee's target annual performance incentive compensation. In addition, the employee will be entitled to continuation of certain employee welfare benefits for up to three years following termination of employment, subject to an offset for comparable benefits. Under the Supplemental Security Plan, the employee is entitled to receive additional payments, if necessary, to reimburse the employee for certain federal excise tax liabilities. The Supplemental Security Plan's change in control retirement benefit provides that, upon termination of employment, other than for cause (as defined in the Supplemental Security
Plan) following a change in control, an eligible member will receive a lump-sum amount equal to the present value of the retirement benefit (described in the preceding paragraph and assuming the member is then 65 but prorated if the member then has less than 15 years of service, including an assumed three additional years of service in the case of executive officers); provided that, if the termination is more than two years from the change in control, the calculation of years of service will not include the assumed additional three years and the compensation upon which the benefit is calculated will be the actual compensation in effect at termination (rather than the compensation in effect at the change in control which, if higher, would be used if termination occurred within two years of the change in control). The change in control severance benefits and change in control retirement benefits are effective for a minimum of five years, which is automatically extended from year to year unless Kentucky Utilities gives notice that it does not wish to extend the period of effectiveness. Change in control has essentially the same meaning as under the Director Retirement Plans described under "Directors' Compensation."

  The Incentive Plans, Performance Share Plans and Executive Deferred Compensation Plans contain provisions relating to a change in control. Under each of these plans a change in control has essentially the same meaning as under the Director Retirement Plans described under "Directors' Compensation." Under the Performance Share Plans, if a participant's employment is terminated voluntarily or involuntarily after a change in control, such participant will have the right to an immediate payment in shares of Company Common Stock for all Performance Cycles in which the participant is currently participating. The amount payable to a participant in the event of termination in connection with a change in control will be determined in accordance with the formula specified in the Performance Share Plans. In addition, after a change in control, whether or not the participant is terminated, under the Executive Deferred Compensation Plans, all amounts held under such plans will be paid to the participant. Under the Incentive Plans, after a change in control, whether or not a participant is terminated, a participant, including a participant who had terminated prior to the change in control by reason of retirement, disability or death, will have a right to an immediate cash payment based on actual base salary earned prior to the change in control and on the assumption that established targets for the year had been met.

                       Long Term Incentive Plan Proposal

  On January 28, 1997, the Board of Directors of the Company, by unanimous vote, adopted the KU Energy Corporation Long Term Incentive Plan (the "Long Term Incentive Plan") to be effective, subject to shareholder approval, for awards granted for 1997 and later years. The Long Term Incentive Plan is designed to provide more flexibility in granting long-term incentives to officers and other key employees consistent with competitive compensation practices and would replace the Performance Share Plans. It is anticipated that no further Performance Share Plan awards would be granted after the 1996-98 Performance Cycle.

  The Long Term Incentive Plan is also designed to comply with Section 162(m) of the Code, which generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and the four other most highly compensated officers of a public company (the "Covered Employees"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that awards under the Long Term Incentive Plan will qualify as performance-based compensation, the plan is being submitted to shareholders for approval at this Annual Meeting. While the Company believes that compensation payable pursuant to the Long Term Incentive Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation not qualified under Section 162(m) of the Code may be payable pursuant to the provisions of the Long Term Incentive Plan. By approving the Long Term Incentive Plan, the shareholders will be approving, among other things, the performance criteria on which certain awards would be based, eligibility requirements and limits on various awards contained therein. The Long Term Incentive Plan is included as Exhibit A to this proxy statement.

  The following summary of the principal provisions of the Long Term Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Long Term Incentive Plan.

GENERAL DESCRIPTION OF THE PLAN

  The principal purpose of the Long Term Incentive Plan is to provide incentives for officers and other key employees of the Company and its subsidiaries through the grant or issuance of stock options, stock appreciation rights, restricted shares and performance awards, thereby giving them incentives to enhance the Company's growth, development, and financial success and to remain in the Company's employ.

  Under the Long Term Incentive Plan, not more than 1,000,000 shares of the Company's Common Stock are available upon exercise or grant of, or are the subject of or related to, options and other awards. The number of shares available for awards shall increase in the event (a) any participant delivers shares of the Company's Common Stock (i) to pay the exercise price of an option or any other award granted under the Long Term Incentive Plan, or (ii) in satisfaction of any tax withholding requirement, or (b) any other payment made or benefit realized under the Long Term Incentive Plan is satisfied by the transfer or relinquishment of such shares. The maximum number of shares which may be subject to options or stock appreciation rights granted under the Long Term Incentive Plan to any individual for any calendar year may not exceed 20,000 shares. The maximum number of restricted shares granted under the Long Term Incentive Plan to any participant for any calendar year that are subject to performance criteria may not exceed 20,000 shares. No participant may be granted performance awards under the Plan designated as performance units, in the aggregate, in excess of $750,000 per calendar year and no participant may be granted performance awards under the Long Term Incentive Plan designated as performance shares, in the aggregate, in excess of 20,000 performance shares per year.

  The shares of the Company's Common Stock available under the Long Term Incentive Plan upon exercise of options and other awards and for issuance as restricted stock may be either treasury shares, shares of original issue, shares purchased in the open market or a combination of the foregoing. The Long Term Incentive Plan provides that the Committee (as defined below) shall make appropriate and equitable adjustments in the number and kind of shares subject to the Long Term Incentive Plan, to maximum share amounts provided therein and to outstanding grants thereunder (including cash payments to a participant who has an outstanding option or other award) in the event of a stock split, stock dividend or certain other types of recapitalization, reorganization, merger, consolidation or similar corporate changes that affect the Company's Common Stock.

ADMINISTRATION

  The Long Term Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company which is comprised solely of persons who are both non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Securities Act"), and outside directors within the meaning of Section 162(m) of the Code (the "Committee"). The Committee has the full and exclusive power to construe, interpret and administer the Plan, including, but not limited to, the authority to designate which officers and key employees are to be granted options, stock appreciation rights, restricted shares and performance awards and to determine the type of award and the number of shares to be subject thereto and the terms and conditions thereof, consistent with the terms of the Long Term Incentive Plan. The Committee is also authorized to adopt, amend and revoke rules relating to the administration of the Long Term Incentive Plan.

ELIGIBILITY

  Options, stock appreciation rights, restricted shares and performance awards under the Long Term Incentive Plan may be granted to individuals who are then officers or other key employees of the Company or any of its present or future direct or indirect subsidiaries and who are determined by the Committee to be key employees. In general, an employee may be designated as a key employee if such employee is responsible for or contributes to the management, growth, and/or profitability of the business of the Company and/or a subsidiary.

AWARDS UNDER THE PLAN

  The Long Term Incentive Plan provides that the Committee may grant or issue stock options, restricted shares, stock appreciation rights and performance awards or any combination thereof. Options, stock appreciation rights and restricted shares may be granted only pursuant to a written agreement and may contain such terms as the Committee determines. Subject to the provisions of the Long Term Incentive Plan, the Committee has the sole and complete authority to determine the eligible employees for each award and the terms and conditions thereof.

  Stock Options provide for the right to purchase shares of Company Common Stock at a specified price as determined by the Committee, provided that the exercise price per share may not be less than 100% of the fair market value of a share as of the date the option is granted. Stock options granted under the Long Term Incentive Plan may be incentive stock options ("ISOs") that are designed to comply with the provisions of Section 422 of the Code and will be subject to restrictions contained in the Code or nonqualified stock options ("NQSOs"). The maximum number of shares of Company Common Stock that may be issued or transferred upon the exercise of ISOs may not exceed the total number of shares available for grant under the Long Term Incentive Plan as set forth above under "General Description of the Plan". Stock options may be granted for any term specified by the Committee, provided that no option may be exercisable after ten years from the date of grant. The Committee may accelerate the exercisability of any option or portion thereof at any time. The Committee may provide in the option agreement that all or a part of the shares received by an optionee upon the exercise of a NQSO shall be restricted shares subject to any or all of the restrictions or conditions described below.

  Reload Options are additional stock options granted to any optionee by the Committee upon the exercise of options through the delivery of shares of Company Common Stock. Reload options (i) may be granted only with respect to the same number of shares as were surrendered to exercise the options, (ii) the exercise price per share of the reload options may not be less than 100% of the fair market value of a share as of the date the reload options are granted, and
(iii) the reload options may not be exercisable after the expiration of the term of the original options.

  Stock Appreciation Rights ("SARs") may be issued in tandem with an option, in addition to an option or freestanding and will be for such term as the Committee determines, provided that no SARs are exercisable after ten years from the date of grant. In the case of a NQSO, a tandem SAR may be granted either at or after the time of the grant of such option. In the case of an ISO, a tandem SAR may be granted only at the time of the grant of such option, may be exercised only if and when the fair market value of the shares subject to the ISO exceeds the exercise price of such option, and must contain such other terms and conditions as required to comply with the Code. The strike price for SARs will be determined by the Committee, provided that the strike price per share may not be less than 100% of the fair market value of a share on the grant date. Exercise of an SAR entitles a participant to receive an amount in cash and/or shares of Company Common Stock equal in value to the excess of the fair market value of one share on the date of exercise over the strike price per share for such SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised.

  Restricted Shares may be granted to participants subject to such restrictions for such periods as may be determined by the Committee. Restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Restrictions may be based on duration of employment or other factors, including the attainment of one or more performance criteria (discussed below), provided that the period within which performance criteria must be achieved may not exceed ten years from the grant date. The Committee may provide for the lapse of restrictions imposed on an award in installments. Except as otherwise provided by the Committee, restricted shares shall grant the participant all of the rights of a shareholder of the Company, including the right to vote the shares and to receive cash dividends. The Committee may retain the authority to waive any or all restrictions with respect to a participant's restricted shares. The Committee may provide that restricted shares be held in escrow or trust pending delivery to the participant upon the satisfaction of any applicable restrictions.

  Performance Awards may be granted by the Committee to participants subject to such conditions and the attainment of such performance criteria over such periods as the Committee determines in writing. These awards may be designated as performance shares or performance units (which shall be valued at $1.00 per unit) and shall consist of a predetermined amount, payable in cash or in shares (including restricted shares). Performance awards may be payable with respect to a specified performance period, and may be vested in whole or in part on the date of the award thereof.

PERFORMANCE CRITERIA

  All awards under the Long Term Incentive Plan may be subject to financial or non-financial performance or other criteria as so determined by the Committee. Criteria may be expressed either on an absolute basis or relative to other companies or indices selected by the Committee. The criteria applicable to any participant who is, or who is determined by the Committee to be likely to become, a "Covered Employee" will be limited to growth, improvement in or attainment by the Company or its subsidiaries or one or more business or functional units thereof, of certain levels of any of the following:

  . return on capital, equity or operating costs

  . economic value added

  . margins

  . total shareholder return or market value

  . operating profit or net income

  . cash flow, earnings before interest and taxes, earnings before interest, taxes and depreciation, or earnings before interest, taxes, depreciation and amortization

  . costs, expenses or inventory

  . sales or product volumes

  . earnings per share

  . cost per kilowatt hour

  . safety

  . environmental standards

  . customer favorability/loyalty

  . service reliability

  . productivity

  . market share

  . completion of specified tasks or goals

This listing of performance criteria is intended to comply with the exception from Section 162(m) of the Code for qualified performance-based compensation and should be construed accordingly.

  The Committee may modify performance criteria or acceptable levels of achievement thereof to reflect a change in the business, operations, corporate structure or capital structure of the Company or other events or circumstances that render the performance criteria unsuitable. In addition, the Committee is authorized at the time an award is made to determine the manner in which performance criteria will be calculated or measured to take into account certain facts over which participants have no or limited control. No such modification or the manner in which performance criteria is calculated or measured may be made to the award of a Covered Employee if it would cause the award to fail to qualify for the performance-based compensation exceptions to
Section 162(m) of the Code.

CHANGE IN CONTROL

  For purposes of the Long Term Incentive Plan, a "change in control" has essentially the same meaning as under the Director Retirement Plans described under "Election of Directors--Directors' Compensation" above, except to the extent the Committee establishes a different definition in the grant of an award under the Long Term Incentive Plan.

  In the event of a change in control, all share-based awards granted under the Long Term Incentive Plan will immediately vest or become exercisable 100% for each participant, including ISOs, NQSOs, SARs and restricted shares.

  In the event of a change in control, unless the Committee has otherwise provided in the grant of an award under the Long Term Incentive Plan, all performance units will be immediately paid out in cash and all performance shares will be immediately paid out in shares. The amount of the payment shall be prorated based on the assumption that target goals have been met and the portion of the specified performance period that has elapsed prior to the date of the change in control.

AMENDMENT, SUSPENSION AND TERMINATION

  The Long Term Incentive Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors of the Company, provided that (i) no such amendment or modification may, without written consent of the participant, alter or impair any rights or obligations under any award theretofore granted; and (ii) no amendment will be effective unless approved by the affirmative vote of the holders of a majority of securities of the Company present, or represented, and entitled to vote at a meeting of shareholders of the Company duly held within twelve months of the date of adoption where such amendment will: (a) increase the total number of shares reserved for the purpose of the Long Term Incentive Plan; or (b) make such other change as may require shareholder approval (1) under the rules of any exchange on which shares are traded, or (2) in order for awards granted under the Long Term Incentive Plan to qualify for an exception from Section 162(m) of the Code. No awards may be granted during any period of suspension of nor after termination of the Long Term Incentive Plan, and in no event may any awards be granted under the Long Term Incentive Plan after ten years from January 28, 1997.

  The Committee may amend, modify or terminate any outstanding award with the participant's written consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Long Term Incentive Plan.

TRANSFER RESTRICTIONS

  Except as otherwise determined by the Committee, no award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any participant shall be subject to any lien, obligation or liability of the participant.

REGULATIONS AND OTHER APPROVALS

  The obligation of the Company to sell or deliver shares with respect to options or other awards granted under the Long Term Incentive Plan shall be subject to all applicable laws, rules and regulations. In addition, the Committee may make such changes in ISOs awarded under the Long Term Incentive Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits.

  In the event that the disposition of shares acquired pursuant to the Long Term Incentive Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt, such shares will be restricted against transfer to the extent required by the Securities Act and the Committee may require any participant to represent in writing an intention to invest, rather than distribute, the shares.

MISCELLANEOUS PROVISIONS

  The adoption of the Long Term Incentive Plan will not affect any other compensation or incentive plans in effect for the Company or any subsidiary. Nothing in the Plan guarantees continued employment for any participating employee. The Company and its subsidiaries reserve the right to remove, terminate or discharge any employee at any time and for any reason.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Long Term Incentive Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

  TAX CONSEQUENCES TO PARTICIPANTS

  Stock Options. The Committee may grant both NQSOs and ISOs. With respect to an NQSO, in general: (i) no income will be recognized by an optionee at the time an NQSO is granted; (ii) at the time of exercise of an NQSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of an NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  With respect to an ISO, no income generally will be recognized by an optionee upon the grant or exercise of an ISO. However, any excess of the fair market value of the shares at the time of exercise over the option price will be subject to the alternative minimum tax. If no disposition of shares issued to an optionee is made within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

  If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  Stock Appreciation Rights. No income generally will be recognized upon the grant of an SAR. Upon payment after exercise of an SAR, the recipient will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of stock received.

  Restricted Shares. A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such shares) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a
Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

  Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon any payment in respect of the earn-out of performance awards, the recipient will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares received.

 TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

  To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the tests of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m) of the Code.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE KU ENERGY CORPORATION LONG TERM INCENTIVE PLAN.

                   Annual Performance Incentive Plan Proposal

  The Board of Directors of the Company, by unanimous vote, adopted on January 28, 1997 an amendment and restatement of the KU Energy Corporation Annual Performance Incentive Plan (the "KUE Annual Incentive Plan") to be effective, subject to shareholder approval, for awards granted for 1998 and later years.

  The KUE Annual Incentive Plan is also designed to comply with Section 162(m) of the Code. See "Long Term Incentive Plan Proposal" above. In an effort to ensure that awards under the KUE Annual Incentive Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code, the plan is being submitted to shareholders for approval at this Annual Meeting. While the Company believes that compensation payable pursuant to the KUE Annual Incentive Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation not qualified under Section 162(m) of the Code may be payable pursuant to the provisions of the KUE Annual Incentive Plan. By approving the KUE Annual Incentive Plan, the shareholders will be approving, among other things, the performance criteria on which awards would be based, eligibility requirements and limits on awards contained therein. The KUE Annual Incentive Plan is included as Exhibit B to this proxy statement.

  The following summary of the principal provisions of the KUE Annual Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the KUE Annual Incentive Plan.

GENERAL DESCRIPTION OF THE PLAN

  The principal objective of the KUE Annual Incentive Plan is to provide annual cash incentive compensation opportunities to executive officers and other select employees of the Company and its subsidiaries in order to attract, retain and motivate such officers and employees and thereby enhance the Company's growth, development and financial success. The KUE Annual Incentive Plan is a target incentive plan which provides for the establishment of target, threshold and maximum levels of participant incentive awards based on performance against specific predetermined performance targets.

ADMINISTRATION

  The KUE Annual Incentive Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company which is comprised solely of persons who are outside directors within the meaning of
Section 162(m) of the Code. The Committee has the full and exclusive power to construe, interpret and administer the KUE Annual Incentive Plan, including but not limited to, the authority to designate which officers and other select employees are to be granted incentive awards and the terms and conditions thereof, consistent with the terms of the KUE Annual Incentive Plan. The Committee is also authorized to establish and amend rules and regulations necessary for administration of the KUE Annual Incentive Plan.

ELIGIBILITY

  Incentive awards may be granted under the KUE Annual Incentive Plan to individuals who are then officers or other management or highly compensated employees of the Company or any of its present or future direct or indirect subsidiaries who are determined by the Committee to be in a position to make significant contributions to the success of the Company. The Committee retains sole discretion, with due recognition of management recommendations, to designate each participant for each year and set target, threshold and maximum award opportunities for each performance criterion and the weighting of the annual incentive award among the performance criteria for each participant. The Committee retains sole discretion to designate additional participants to be added during a year, provided, however, that no participant may be added after the first three months of the year.

AWARD STRUCTURE UNDER THE PLAN

  Upon selection of a participant in the KUE Annual Incentive Plan, the Committee will determine in its sole discretion, with due notice to recommendations made by management, the target annual incentive award opportunity for the participant. No award will be granted a participant who fails to exceed threshold performance, while maximum performance will earn 1.5 times the target award opportunity. Awards for achievements ranging between threshold and maximum performance will be determined by straight-line interpolation. The maximum amount that may be paid to any participant for any year is limited to $500,000.

PERFORMANCE CRITERIA AND PERFORMANCE GOALS

  Annual incentive awards under the KUE Annual Incentive Plan will be subject to financial and non-financial performance or other criteria as so determined by the Committee. Threshold, target and maximum performance goals for each performance criterion applicable to a participant will be set by the Committee, upon the recommendation of management. Criteria may be expressed either on an absolute basis or relative to other companies or indices selected by the Committee. The criteria applicable to any participant who is, or who is determined by the Committee to be likely to become, a "Covered Employee" will be limited to growth, improvement in or attainment by the Company or its subsidiaries or one or more business or functional units thereof, of certain levels of any of the following:

  . return on capital, equity or operating costs

  . economic value added

  . margins

  . total shareholder return or market value

  . operating profit or net income

  . cash flow, earnings before interest and taxes, earnings before interest, taxes and depreciation, or earnings before interest, taxes, depreciation and amortization

  . costs, expenses or inventory

  . sales or product volumes

  . earnings per share

  . cost per kilowatt hour

  . safety

  . environmental standards

  . customer favorability/loyalty

  . service reliability

  . productivity

  . market share

  . completion of specified tasks or goals

This listing of performance criteria is intended to comply with the exception from Section 162(m) of the Code for qualified performance-based compensation and should be construed accordingly.

  The Committee may adjust the threshold, target and maximum performance goals for each performance criterion at any time during a year to reflect the impact of any extraordinarily unusual occurrence outside the control of management or any participant which has a significant impact on the Company. In addition, the Committee is authorized at the time an award is granted to determine the manner in which performance goals will be calculated or measured to take into account certain factors over which participants have no or limited control. No such adjustment or the manner in which performance goals are to be calculated or measured may be made to the award of a Covered Employee if it would cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. No such adjustment may be made with respect to an occurrence occurring on or after a change in control (as described below).

PAYMENT OF AWARDS

  Incentive awards earned for a year as certified by the Committee shall be payable in cash as soon as feasible after the close of the year, subject to the following:

    Retirement, disability or death: A participant or a participant's beneficiary, in the case of a participant's death, will earn, following termination of employment by retirement (as defined in the KUE Annual Incentive Plan), disability or death, an incentive award based on actual base salary earned prior to termination during the year and actual performance against established targets. A transfer of employment among the Company and its subsidiaries during a year will not be deemed a termination of employment under the KUE Annual Incentive Plan.

    Termination of employment: Participation in the KUE Annual Incentive Plan will be terminated and no award will be payable to a participant terminated during a year for any reason other than retirement, disability or death.

    Termination following the year: If the participant's employment is terminated after the end of a year but prior to receipt of the corresponding incentive award, the participant will be paid the full incentive award earned. No award will be paid, however, in these circumstances if the termination occurs prior to the occurrence of a change in control occurring after the award was granted and is the result of gross negligence or malfeasance as determined by the Committee.

    Limitation or elimination of award: The Committee may limit or eliminate any participant's participation in and incentive award under the KUE Annual Incentive Plan for any year, provided such limitation or elimination occurs both prior to the date the award would otherwise be paid to the participant and the date of the occurrence of a change in control occurring after the award was granted.

DEFERRAL OF INCENTIVE AWARD PAYMENT

  A participant may elect to defer under the Company's Executive Optional Deferred Compensation Plan all or part of any incentive award which may be payable to the participant under the KUE Annual Incentive Plan. Exceptions to this election are those awards payable (i) in the event of the participant's death or (ii) following a change in control occurring after the incentive award was awarded to the participant. For plan years 1998 and thereafter, incentive awards deferred for any year will, based on a choice made by the participant, either (1) bear interest at a floating rate based upon the average prime rate charged by banks as reported in the Federal Reserve Bulletin, or (2) experience appreciation (depreciation) and earnings based on a hypothetical investment in the Company's Common Stock.

AMENDMENTS

  The KUE Annual Incentive Plan may be terminated, amended, modified or supplemented at any time by the Board of Directors of the Company, provided that (i) no such amendment or modification will, without the written consent of a participant, adversely affect such participant and (ii) no amendment will be effective unless approved by the affirmative vote of the holders of a majority of securities of the Company present, or represented, and entitled to vote at a meeting of shareholders of the Company duly held within twelve months of the date of adoption, where such amendment will make any change as may require shareholder approval in order for awards granted under the KUE Annual Incentive Plan to qualify for an exemption from Section 162(m) of the Code.

MISCELLANEOUS PROVISIONS

  Incentive awards under the KUE Annual Incentive Plan will be excluded from benefit calculations under all other plans of the Company and its subsidiaries unless otherwise expressly provided in any such plan. A participant in the KUE Annual Incentive Plan is not guaranteed continued employment or the right to receive an incentive award in a subsequent year. Except as required by law, no right of the participant or designated beneficiary to receive payments under the KUE Annual Incentive Plan will be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null and void and of no effect.

CHANGE IN CONTROL

  For purposes of the KUE Annual Incentive Plan, a "change in control" has essentially the same meaning as under the Director Retirement Plans described under "Election of Directors--Directors' Compensation" above.

  In the event of a change in control, each participant employed by the Company or a subsidiary, as well as those who had terminated employment during the year by reason of retirement, disability or death, prior to the occurrence of the change in control, shall have a right to an immediate cash payment based on actual base salary earned during the year while a participant prior to the change in control and on the assumption that established targets were met.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the federal income tax consequences of certain transactions under the KUE Annual Incentive Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

  Tax Consequences to Participants. No income generally will be recognized upon the grant of an incentive award. Upon payment in respect of the earn-out of incentive awards, the recipient will be required to include as taxable ordinary income in the year of receipt under the KUE Annual Incentive Plan (or if payment is deferred under the Company's Executive Optional Deferred Compensation Plan, in the year of receipt under that plan) an amount equal to the amount of cash received.

  Tax Consequences to the Company. To the extent that an employee recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the tests of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of
Section 280G of the Code and is not disallowed by Section 162(m) of the Code.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE KU ENERGY CORPORATION ANNUAL PERFORMANCE INCENTIVE PLAN.

                                    General

INDEPENDENT PUBLIC ACCOUNTANTS

  The Audit Committee of the Board has selected the firm of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company and Kentucky Utilities for 1997. The firm has served as the independent public accountants for the Company and Kentucky Utilities for many years. Representatives of the firm are not expected to be present at the annual meeting.

PROPOSALS OF SHAREHOLDERS

  Under the rules of the Securities and Exchange Commission, any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than November 17, 1997 in order to be eligible to be considered for inclusion in the Company's proxy materials relating to that meeting. A shareholder submitting a proposal or nominating a person to serve as director must comply with procedures set forth in the Company's By-laws. In general, the By-laws provide that for business to be considered at an annual meeting of shareholders, a shareholder must give timely and proper notice of the matter to the Secretary of the Company. The notice must specify in reasonable detail the business desired to be brought before the meeting and contain other information required by the By-laws. Nominations for director may be made by shareholders only if the shareholder has given timely and proper notice thereof to the Secretary of the Company. The notice must contain the name of the person or persons nominated, certain information about the nominee and other information required by the By-laws. Shareholder proposals or nominations must be received no fewer than 60 days prior to the meeting (or, if the date of the meeting has not been made public, within 10 days after the publication of the date of the meeting).

OTHER BUSINESS

  The meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board of Directors of the Company knows of no business to be transacted at the meeting other than the election of directors and the adoption of the Long Term Incentive Plan and the Annual Performance Incentive Plan. However, if any other business should properly be presented to the meeting, the proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                          KU Energy Corporation

                                          By order of the Board of Directors

                                                   Michael R. Whitley
                                              Chairman, President and Chief
                                                    Executive Officer

                                                   George S. Brooks II
                                              General Counsel and Secretary

                                                                      EXHIBIT A

                             KU ENERGY CORPORATION

                           LONG TERM INCENTIVE PLAN

  1. Purposes; Definitions.

  The purposes of the Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares and Performance Awards.

  Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

  "Board" shall mean the Board of Directors of the Company.

  "Change in Control" shall have the meaning set forth in Section 10.1.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 2.1

  "Company" shall mean KU Energy Corporation, a Kentucky corporation, and any successor corporation.

  "Effective Date" shall have the meaning set forth in Section 11.1.

  "Employee" shall mean any employee (including any officer whether or not a director) of the Company, or of any corporation or other business entity which is then a Subsidiary.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" of a Share as of a given date shall mean (a) the closing sale price per Share as reported in this listing of the New York Stock Exchange-Composite Transactions on such date, or if there are no sales on such date, on the next preceding trading day during which a sale occurred, or (b) if clause (a) does not apply, the fair market value of the Share as determined by the Committee from time to time in good faith.

  "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

  "Option" shall mean an option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5.1.

  "Option Agreement" shall mean the written agreement pursuant to which an Option is awarded.

  "Optionee" shall mean an Employee to whom an Option has been granted pursuant to the Plan.

  "Participant" shall mean an Employee to whom an award is granted pursuant to the Plan.

  "Performance Award" shall mean an award granted pursuant to Section 8.

  "Performance Criteria" shall have the meaning set forth in Section 9.

  "Plan" shall mean this KU Energy Corporation Long Term Incentive Plan set forth in this instrument, as it may, from time to time, be amended.

  "Restricted Shares" shall mean Shares which are awarded to a Participant that are subject to the restrictions described in Section 7.

  "Rule 16b-3" shall mean Rule 16b-3 adopted by the Securities and Exchange Commission under the Exchange Act.

  "Securities Act" shall mean the Securities Act of 1933, as amended.

  "Share" shall mean a share of the Company's Common Stock.

  "Stock Appreciation Right" shall mean a right granted pursuant to Section
6.1.

  "Subsidiary" shall mean any corporation or other business entity in an unbroken chain beginning with the Company, if each such corporation or other entity (other than the last in the unbroken chain), or if each group of commonly controlled corporations or other entities, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations or other entities in such chain.

  2. Administration.

  2.1 Compensation Committee

  The Plan shall be administered by the Committee, which shall consist of two or more individuals appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board, and must be "non-employee directors," as such term is described in Rule 16b-3, if and as such Rule is in effect, and "outside directors" within the meaning of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

  2.2 Duties and Powers of Committee

  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the full and exclusive power to construe and interpret the Plan, to correct any defect, supply any omission, make any factual determination or reconcile any inconsistency in such manner and to such extent as the Committee in its sole and absolute discretion may determine, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to construe, interpret, amend or revoke any such rules. All actions taken and all constructions, interpretations and determinations made by the Committee shall be binding upon all affected persons. In addition to the authority otherwise prescribed in the Plan, the Committee shall have the authority in its sole discretion to prescribe such limitations, restrictions, and conditions upon, provisions for vesting and acceleration of, provisions prescribing the nature and amount of legal consideration to be received upon the grant or exercise of, any award made under the Plan and all other terms and conditions of any such award as the Committee deems appropriate, provided that none of the foregoing conflicts with any of the express terms or limitations of the Plan and that the foregoing are set forth in the instrument granting any such award or in the rules referred to elsewhere in this Section 2.2.

  2.3 Majority Rule

  The Committee shall act by a majority of its members in office. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

  2.4 Compensation; Professional Assistance; Good Faith Actions

  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

  3. Shares Subject to the Plan.

  3.1 Shares Subject to the Plan

  Subject to adjustment pursuant to Section 3.3, the number of Shares that may be the subject of or related to awards under this Plan is 1,000,000. Such shares may be treasury shares, shares of original issue, shares purchased in the open market or a combination of the foregoing. In the event that (a) any Participant delivers Shares (i) to pay the exercise price of an Option or any other award granted hereunder, or (ii) in satisfaction of any tax withholding requirement, or (b) any other payment made or benefit realized under the Plan is satisfied by the transfer or relinquishment of Shares, the number of Shares available for awards under the Plan shall be increased by the number of Shares so surrendered, paid or relinquished.

  3.2 Limitations

  Subject to adjustment pursuant to Section 3.3:

    (i) The maximum number of Shares that may be the subject of Options and Stock Appreciation Rights under the Plan to any Participant shall not, in the aggregate, exceed 20,000 per year;

    (ii) The maximum number of Restricted Shares subject to Performance Criteria under Section 9.2 that are granted under the Plan to any Participant shall not exceed 20,000 Shares per year;

    (iii) No Participant shall be granted Performance Awards under the Plan
  (a) in the case of Performance Awards designated as performance shares, in the aggregate, in excess of 20,000 performance shares per year, and (b) in the case of Performance Awards designated as performance units, in the aggregate, in excess of $750,000 per year; and

    (iv) The aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed the total number of Shares specified in Section 3.1.

  3.3 Changes in Company's Shares

  In the event of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares at a price substantially below fair market value, or other similar corporate event that affects the Shares or other awards granted or made available for issuance under the Plan such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of other awards granted under the Plan in the aggregate or to any Participant, (b) the number and kind of shares subject to outstanding Options and other awards, and
(c) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option or other award; provided, however, that the number of Shares subject to any Option or other award shall always be a whole number.

  4. Eligibility.

  Any Employee who is an officer or who is designated by the Committee as a key Employee shall be eligible to receive awards under this Plan. In general, an Employee may be designated as a key Employee if such Employee is responsible for or contributes to the management, growth, and/or profitability of the business of the Company and/or a Subsidiary.

  5. Stock Options.

  5.1 Grant

  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the terms and conditions applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options, or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with
Section 422 of the Code and any rules or regulations promulgated thereunder.

  5.2 Terms

  Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

    (a) Price. The exercise price for the Shares subject to an Option, or the manner in which such exercise price is to be determined, shall be determined by the Committee, provided that, the exercise price per Share shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted.

    (b) Term. Options shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted.

    (c) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide in the Option Agreement that all or a part of the Shares received by an Optionee upon the exercise of a Nonqualified Stock Option shall be Restricted Shares subject to any or all of the restrictions or conditions prescribed pursuant to Section 7.2(b).

  5.3 Method of Exercise

  The exercise of an Option shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company that have been owned by the Optionee for at least six months prior to such transfer, by having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise, in its sole discretion.

  5.4 Reload Options

  The Committee may provide for the grant to any Optionee of additional Options ("Reload Options") upon the exercise of Options, including Reload Options, through the delivery of Shares; provided, however, that (i) Reload Options may be granted only with respect to the same number of Shares as were surrendered to exercise the Options, (ii) the exercise price per Share of the Reload Options shall be not less than 100% of the Fair Market Value of a Share as of the date the Reload Options are granted, and (iii) the Reload Options shall not be exercisable after the expiration of the term of the Options, the exercise of which resulted in the grant of the Reload Options.

  6. Stock Appreciation Rights.

  6.1 Grant

  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered, and the terms and conditions applicable to the exercise of such rights. Stock Appreciation Rights may be granted in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. In the case of a Nonqualified Stock Option, a tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a tandem Stock Appreciation Right may be granted only at the time of the grant of such Option, may be exercised only if and when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of such Option, and shall contain such other terms and conditions required to comply with Section 422 of the Code and any rules or regulations promulgated thereunder.

  6.2 Terms

  Stock Appreciation Rights shall be granted only pursuant to a written agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

    (a) Price/Amount Paid on Exercise. The strike price for a Stock Appreciation Right shall be determined by the Committee, in its sole discretion, provided that the strike price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share as of the date the Stock Appreciation Right is granted. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise over the strike price per Share for such Stock Appreciation Right, multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised. The Committee shall determine whether the Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

    (b) Term. Stock Appreciation Rights shall be for such term as the Committee shall determine, and as shall be set forth in each award agreement.

    (c) Vesting. Stock Appreciation Rights shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the award agreement, provided that no Stock Appreciation Right shall be exercisable after the expiration of ten years from the date it is granted.

  6.3 Method of Exercise

  The exercise of a Stock Appreciation Right shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised and otherwise in accordance with the award agreement pursuant to which the Stock Appreciation Right was granted. A Stock Appreciation Right may not be exercised with respect to less than one hundred (100) Shares, unless the number of Shares with respect to which it is exercised constitutes the total number of Shares then subject to such right or the Committee determines otherwise, in its sole discretion.

  6.4 Effects of Exercise

  Upon the exercise of a Stock Appreciation Right that was granted in tandem with an Option, such Option (a) shall be surrendered and deemed to have been exercised for the purpose of the limitations set forth in Section 3.1 on the number of Shares to be issued under the Plan in the aggregate and to any Participant to the extent of the number of Shares with respect to which the Stock Appreciation Right has been exercised, and (b) shall no longer be exercisable with respect to the number of Shares for which the tandem Stock Appreciation Right has been exercised. If requested by the Committee, the Participant shall deliver the award agreement evidencing the Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Participant.

  7. Restricted Shares.

  7.1 Grants

  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. Awards of Restricted Shares may be granted either alone or in addition to other awards granted under the Plan. The Committee may condition the grant or vesting of Restricted Shares upon the attainment of Performance

Criteria or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Share awards need not be the same with respect to each recipient.

  7.2 Terms

  Restricted Shares awards shall be granted only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

    (a) Price. The purchase price of Restricted Shares shall be determined by the Committee, in its sole discretion, and may be zero.

    (b) Restrictions and Conditions.

      (i) The award may be subject to such restrictions as may be imposed by the Committee in its sole discretion, including, without limitation, Performance Criteria, as a condition for the grant or vesting of the Restricted Shares; provided, however, that the period within which Performance Criteria must be achieved shall not exceed ten years after the date of grant of the Restricted Shares. The Committee may provide for the lapse of restrictions imposed on an award in installments.

      (ii) Except as provided in clause (i), the Participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares and to receive any cash dividends.

      (iii) The Committee may, in its sole discretion, retain in the applicable award agreement the authority to waive in whole or in part any or all restrictions with respect to a Participant's Restricted Shares, based on such factors as the Committee may deem appropriate.

      (iv) The Committee may, in its sole discretion, provide that Restricted Shares be held in escrow or trust pending delivery to the Participant upon the satisfaction of any applicable restrictions or delivery to the Company upon forfeiture.

      (v) The restrictions imposed on an award of Restricted Shares that is subject to Performance Criteria under Section 9.2 may not lapse until the Committee certifies in writing that the Performance Criteria and any other material terms have been satisfied.

  8. Performance Awards.

  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine eligible Employees to whom Performance Awards shall be granted. Performance Awards may be with respect to or unrelated to Shares subject to Options or Stock Appreciation Rights granted under the Plan. Performance Awards may be designated as performance shares or performance units (which shall be valued at $1.00 per unit) and shall consist of a predetermined amount, payable in cash or in Shares, on such terms and subject to such conditions, including Performance Criteria, as may be determined in writing by the Committee in its discretion. Performance Awards may be payable with respect to a specific period, and may be vested in whole or in part on the date of the award thereof, as determined from time to time by the Committee in its discretion. If the Performance Awards are to be paid in the form of Restricted Shares, the recipient must execute a written agreement as described in Section
7.2 as a condition of the issuance of such shares in his or her name. Performance Awards that are subject to Performance Criteria under Section 9.2 may not be paid until the Committee certifies in writing that the Performance Criteria and any other material terms have been satisfied.

  9. Performance Criteria.

  9.1 Options, Stock Appreciation Rights, Restricted Shares and Performance Awards, when so determined by the Committee, may be subject to such financial or non-financial performance or other criteria ("Performance Criteria") as may be adopted from time to time by the Committee in its discretion. Performance Criteria shall not include the attaining of a certain length of service with the Company. Performance Criteria may be expressed either on an absolute basis or relative to other companies or indices selected by the Committee.

  9.2 The Performance Criteria applicable to any Participant who is, or who is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee"), shall be limited to growth, improvement in or attainment by the Company or its Subsidiaries or one or more business or functional units thereof of certain levels of:

    (i) return on capital, equity, or operating costs;

    (ii) economic value added;

    (iii) margins;

    (iv) total shareholder return or market value;

    (v) operating profit or net income;

    (vi) cash flow, earnings before interest and taxes, earnings before interest, taxes and depreciation, or earnings before interest, taxes, depreciation and amortization;

    (vii) sales or product volumes;

    (viii) costs, expenses or inventory;

    (ix) earnings per share;

    (x) cost per kilowatt hour;

    (xi) safety;

    (xii) environmental standards;

    (xiii) customer favorability/loyalty;

    (xiv) service reliability;

    (xv) productivity;

    (xvi) market share; or

    (xvii) completion of specified tasks or goals.

This Section 9.2 is intended to comply with the exception from Section 162(m) of the Code for qualified performance-based compensation, and shall be construed, applied and administered accordingly.

  9.3 If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made in the case of any award to a Participant who is, or is determined by the Committee to be likely to become, a Covered Employee if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which Participants have no or limited control including market related changes in inventory value, changes in industry margins, changes to rates or accounting procedures ordered by regulatory bodies, changes in accounting principles, and extraordinary charges to income; provided, however, that no such calculation or measurement shall be made in the case of any Participant who is, or is determined by the Committee to be likely to become, a Covered Employee in such a manner that would cause the award to fail to qualify for the performance-based compensation exception to
Section 162(m) of the Code.

  10. Change in Control.

  10.1 Definition.

  Except to the extent a different definition is provided by the Committee in the grant of an award under the Plan, a change in control ("Change in Control") for purposes of the Plan shall have occurred if at any time on or after the Effective Date any of the following events shall occur:

    (a) The Company or KU (as defined below) is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;

    (b) The Company or KU sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such sale or transfer less 60% of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

    (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange
  Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of KU; or

    (d) If at any time during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or KU cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

    Notwithstanding the foregoing provisions of paragraph (c) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and KU, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company,
  (ii) a Subsidiary, or (iii) any Company-sponsored, KU-sponsored or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of the Company, KU or Subsidiary, either files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company or KU, whether in excess of 10% or otherwise. For purposes of this Section 10.1, "KU" shall mean Kentucky Utilities Company.

  10.2 Share Based Awards.

  Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Share based awards granted under this Plan shall immediately vest or become exercisable, as the case may be, 100% in each Participant, including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

  10.3 Performance Awards.

  Notwithstanding any other provisions of the Plan, unless otherwise provided by the Committee in the grant of a Performance Award, in the event of a Change in Control, (i) all performance units granted under this Plan shall be immediately paid out in cash and (ii) all performance shares granted under this Plan shall be paid out immediately in Shares. The amount of the payout in Shares or cash, as the case may be, shall be determined on the assumption that the target for the applicable performance period has been met and shall be the amount equal to a fraction of the Participant's performance shares or performance units, as the case may be, for the applicable performance period, the numerator of which fraction is the whole and partial months in the performance period which have passed as of the date of the Change in Control and the denominator of which is the number of months in the performance period.

  11. Miscellaneous.

  11.1 Effective Date

  The Plan shall become effective as of January 28, 1997, the date of Board approval (the "Effective Date"), and shall continue in effect until the tenth anniversary of such date, subject to approval of the Plan by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the Commonwealth of Kentucky within twelve months of adoption of the Plan by the Board. Notwithstanding anything herein or in any award agreement to the contrary, all awards awarded under the Plan shall be void unless this Plan is so approved by the Company's shareholders.

  11.2 Amendment, Suspension or Termination of the Plan

  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 3.3, no amendment shall be effective unless approved by the affirmative vote of the holders of a majority of securities of the Company present, or represented, and entitled to vote at a meeting of shareholders of the Company duly held in accordance with the laws of the Commonwealth of Kentucky within twelve (12) months of the date of adoption of such amendment, where such amendment will:

    (a) increase the total number of Shares reserved for the purposes of the Plan; or

    (b) make such other change as may require shareholder approval (i) under the rules of any exchange on which Shares are traded, or (ii) in order for awards granted under the Plan to qualify for an exception from Section 162(m) of the Code.

  Neither the amendment, suspension nor termination of the Plan shall, without the written consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination of the Plan, and in no event may any awards be granted under the Plan after ten years from the Effective Date.

  11.3 Amendment of Award

  The Committee may amend, modify or terminate any outstanding award with the Participant's written consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (a) to change the date or dates as of which an Option or Stock Appreciation Right becomes exercisable or Restricted Shares or Performance Awards become vested, or (b) to cancel and reissue an award under such different terms and conditions as it determines appropriate.

  11.4 Transferability

  Except as otherwise determined by the Committee, no award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

  11.5 No Rights as Shareholder

  Subject to the provisions of the applicable award, no Participant shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option or otherwise to be distributed under the Plan until such Participant shall have become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Shares, the applicable award agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.

  11.6 Effect of Plan Upon Other Compensation and Incentive Plans

  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary.

  11.7 Regulations and Other Approvals; Governing Law

  (a) The obligation of the Company to sell or deliver Shares with respect to Options or any other award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (b) The Committee may make such changes in Incentive Stock Options awarded under the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

  (c) Each Option and any other award payable in Shares is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

  (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

  11.8 Governing Law

  The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the Commonwealth of Kentucky without giving effect to the choice of law principles thereof.

  11.9 Withholding of Taxes

  No later than the date which any award granted under the Plan to a Participant becomes subject to any withholding tax, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, the federal, state, local or other taxes of any kind required by the law of any applicable jurisdiction or the Company to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. In its discretion, the Committee may permit Participants to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

  11.10 No Right to Continued Employment

  Nothing in the Plan or in any award agreement shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the right of the Company and its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee at any time for any reason whatsoever, with or without cause.

  11.11 Titles; Construction

  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates. Any reference to a section (other than to a section of the Plan) shall also include a successor to such section.

  11.12 Successors.

  The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed to "Company" for the purposes of this Plan), and the heirs, executors and administrators of each Participant.

  IN WITNESS THEREOF, the Company has caused this Plan to be executed by its duly authorized officers as of the 28th day of January, 1997.

                                          KU ENERGY CORPORATION

                                          By: _________________________________
                                              Chairman of the Board, President
                                                and Chief Executive Officer

Attest: _____________________________
               Secretary

                (SEAL)

                                                                      EXHIBIT B

                             KU ENERGY CORPORATION

                       ANNUAL PERFORMANCE INCENTIVE PLAN

          (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 28, 1997)

                          ARTICLE I--PLAN OBJECTIVES

  The objective of the Plan is to advance the interests of the Company and its shareholders, by providing annual cash incentive compensation opportunities that attract, retain and motivate a select group of management or highly compensated employees:

    1.1 By providing compensation opportunities which are competitive with those of other companies of comparable size, and

    1.2 By motivating key executives to achieve annual business goals and contribute to team performance by allowing them to share in the risks and rewards of the business.

  The terms and conditions of the Plan, as amended and restated effective as of January 28, 1997, are set forth below and are applicable to Incentive Awards awarded for Plan Years beginning on or after January 1, 1998. The terms and conditions of the Plan as in effect immediately prior to January 28, 1997 shall continue to apply to Incentive Awards awarded for Plan Years beginning prior to January 1, 1998.

                            ARTICLE II--DEFINITIONS

  For purposes of the Plan, the following definitions shall control:

    2.1 "Base Salary"--Annualized base salary paid to a Participant as of January 1st of each Plan Year or as of such later date during a Plan Year as of which the Executive becomes a Participant in the Plan, except that if an Executive becomes a Participant as of a date other than January 1st of a Plan Year, such amount shall be prorated in proportion to the portion of the Plan Year in which the Executive will be a Participant.

    2.2 "Beneficiary"--Any person or persons designated by a Participant to receive amounts payable in accordance with this Plan in the event of the Participant's death. If no Beneficiary has been designated or if no designated Beneficiary shall survive the Participant, the Participant's Beneficiary shall be deemed to be his or her estate.

    2.3 "Code"--Internal Revenue Code of 1986, as amended.

    2.4 "Committee"--The Compensation Committee of the Board of Directors of the Company, which is comprised solely of two or more directors that qualify as "outside directors" within the meaning of Section 162(m) of the Code.

    2.5 "Company"--KU Energy Corporation, and successors thereto.

    2.6 "Disability"--A physical or mental condition which prevents a Participant from engaging in any occupation or employment for remuneration or profit, except for the purpose of rehabilitation not incompatible with such findings. The determination shall be made (i) on medical evidence by a licensed physician assigned by the Committee, or (ii) on evidence that the Participant is eligible for disability benefits under the Social Security Act in effect at the date of disability. Disability shall exclude disabilities arising from (a) intentionally self-inflicted injury or self-induced illness; or (b) a proven unlawful act or enterprise on the part of the Participant.

    2.7 "Executive"--Any management or highly compensated employee of the Company or any corporation or other entity which is then a Subsidiary who is deemed by the Committee to be eligible for participation in this Plan.

    2.8 "Executive Optional Deferred Compensation Plan of KU Energy Corporation"--A separate plan, as it may be amended from time to time, designed to allow Participants in this Plan to elect to defer Incentive Award payments to a specified future date.

    2.9 "Incentive Award"--Awards made by the Committee under this Plan. All awards will be paid in cash.

    2.10 "Participant"--An Executive designated by the Committee to participate in this Plan.

    2.11 "Participation Form" -- The form that is prepared annually for each Participant, which describes the Participant's performance criteria, goals and award opportunities under this Plan.

    2.12 "Plan"--The KU Energy Corporation Annual Performance Incentive Plan set forth in this instrument, as it may, from time to time, be amended.

    2.13 "Plan Year"--The Company's fiscal year commencing January 1 and ending December 31.

    2.14 "Retirement"--Severance from employment with the Company and Subsidiaries at or after attaining fifty-five (55) years of age and with not less than fifteen (15) complete years of service with the Company and Subsidiaries.

    2.15 "Subsidiary"--Any corporation or other business entity in an unbroken chain beginning with the Company, if each such corporation or other entity (other than the last in the unbroken chain), or if each group of commonly controlled corporations or other entities, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations or entities in such chain.

                    ARTICLE III--ADMINISTRATION OF THE PLAN

  The Plan will be administered by the Committee. The Committee shall have the full and exclusive power to construe and interpret the Plan, to correct any defect, supply any omission, make any factual determination or reconcile any inconsistency in such manner and to such extent as the Committee in its sole and absolute discretion may determine. The Committee is authorized to establish and amend rules and regulations necessary for Plan administration. Decisions of the Committee shall be binding on all persons claiming rights under the Plan. Recommendations as to the operation and administration of the Plan, eligible employees to participate in the Plan, the type and amount of Incentive Awards and performance criteria may be made by management to the Committee. The Committee may employ such counsel (who may be counsel for the Company or any Subsidiary), consultants and/or agents and may arrange for such services as it may determine to be necessary or appropriate in the administration of the Plan. All expenses incurred by the Committee in administering the Plan shall be paid by the Company.

                      ARTICLE IV--DESCRIPTION OF THE PLAN

  The Plan is a target incentive plan which provides for the establishment of target, threshold and maximum levels of Incentive Awards based on performance against specific predetermined performance targets. Management shall submit to the Committee recommendations for each Plan Year which shall include: proposed Participants, target, threshold and maximum award opportunities, performance targets for each performance criterion, and the weighting of the annual Incentive Award among the performance criteria for each Participant.

However, the Committee shall determine, in its sole discretion and not later than the 90th day after the beginning of each Plan Year, in writing the Participants, target, threshold and maximum award opportunities, performance criteria, performance target for each performance criterion, and the weighting of the annual Incentive Award among the performance criteria for each Participant. From time to time during a Plan Year, management may also recommend proposed additional Participants for such Plan Year and the award opportunities and performance criteria for such individuals. However, the Committee shall determine, it its sole discretion, in writing any additional Participants for such Plan Year and the award opportunities and performance criteria for such Participants; provided, however, that no additional Participant may be added after the first three months of the Plan Year. As soon as practicable after the end of the Plan Year, each Participant's Incentive Award earned will be determined based on performance against the preestablished performance targets. However, such amounts may not be paid to a Participant until the Committee has certified in writing that the performance targets and any other material terms have been satisfied.

                            ARTICLE V--PARTICIPANTS

  For each Plan Year, Participants will be selected at the times provided in
Article IV by the Committee from among the Executives, subject to the following provisions of this Article V.

    5.1 Awards under this Plan may be made only to Executives who are in a position to make significant contributions to the success of the Company.

    5.2 Management shall recommend to the Committee those Executives to be considered for Plan participation each Plan Year. However, the Committee, in its sole discretion, shall select the Participants for each Plan Year.

                            ARTICLE VI--AWARD LEVELS

    6.1 Management shall recommend to the Committee for each Plan Year the target annual Incentive Award opportunity, expressed as a percentage of the Participant's Base Salary. At the time Executives are selected as Participants in the Plan, however, the Committee shall determine, in its sole discretion, the target annual Incentive Award opportunity for each Participant expressed as a percentage of the Participant's Base Salary.

    6.2 The achievement of threshold performance earns no award, maximum performance earns 1.5 times the target award opportunity. Awards for performance between threshold and target performance, and target and maximum performance will be determined by straight-line interpolation. The maximum amount that may be paid to any Participant under the Plan in respect of any Plan Year will not exceed $500,000.

            ARTICLE VII--PERFORMANCE CRITERIA AND PERFORMANCE GOALS

  For each Plan Year, management shall recommend to the Committee one or more financial or non-financial or other performance criterion and the threshold, target, and maximum performance goals for each performance criterion for each Participant. However, subject to the provisions of this Article VII, the Committee shall determine, in its sole discretion for each Plan Year at the times provided in Article IV, the performance criteria, the threshold, target and maximum performance goals and the weighting of each performance criterion, for each Participant.

    7.1 The performance criteria applicable to any Participant who is, or who is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee"), shall be limited to growth, improvement in or attainment by the Company or its Subsidiaries or one or more business or functional units thereof of certain levels of:

      (i) return on capital, equity, or operating costs;

      (ii) economic value added;

      (iii) margins;

      (iv) total shareholder return or market value;

      (v) operating profit or net income;

      (vi) cash flow, earnings before interest and taxes, earnings before interest, taxes and depreciation, or earnings before interest, taxes, depreciation and amortization;

      (vii) sales or product volumes;

      (viii) costs, expenses or inventory;

      (ix) earnings per share;

      (x) cost per kilowatt hour;

      (xi) safety;

      (xii) environmental standards;

      (xiii) customer favorability/loyalty;

      (xiv) service reliability;

      (xv) productivity;

      (xvi) market share; or

      (xvii) completion of specified tasks or goals.

  Such performance criteria may be expressed either on an absolute basis or relative to other companies or indices selected by the Committee. This
  Section 7.1 is intended to comply with the exception from Section 162(m) of the Code for qualified performance-based compensation, and shall be construed, applied and administered accordingly.

    7.2 The Committee may adjust the threshold, target, and maximum performance goals for each performance criterion at any time during a Plan Year to reflect any extraordinarily unusual occurrence, occurring prior to a Change in Control (as defined in Section 13.1), which is outside the control of management and/or any Participant, which occurrence has a significant impact on the Company; provided, however, that no such modification shall be made in the case of any Incentive Award granted to a Participant who is, or is determined by the Committee to be likely to become, a Covered Employee if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time an Incentive Award is granted and performance goals established, the Committee is authorized to determine the manner in which the performance goals will be calculated or measured to take into account certain factors over which Participants have no or limited control including market related changes in inventory value, changes in industry margins, changes to rates or accounting procedures ordered by regulatory bodies, changes in accounting principles, and extraordinary charges to income; provided, however, that no such calculation or measurement shall be made in the case of any Incentive Award granted to the Participant who is, or is determined by the Committee to be likely to become, a Covered Employee in such a manner that would cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code.

                    ARTICLE VIII--COMMUNICATION OF THE PLAN

  After performance targets are established as described above, management shall advise each Participant of the targets and his or her award opportunities under the Plan. This communication will take place each Plan Year via an individual employee Participation Form.

                         ARTICLE IX--PAYMENT OF AWARDS

  Incentive Awards earned for a Plan Year based on performance against established targets shall be determined and payable in cash by the Company or Subsidiary employing the Participant as soon as feasible after the close of the Plan Year as determined by the Committee, subject to the following provisions of this Article IX. However, such amounts may not be paid to a Participant until the Committee has certified in writing that the performance targets and other material terms have been satisfied.
    9.1 In the event of termination of employment with the Company and Subsidiaries during a Plan Year by reason of Retirement, Disability or death of the Participant, the Participant, in the case of Disability or Retirement, or the Participant's Beneficiary, in the case of the Participant's death, shall earn an Incentive Award based on actual base salary earned prior to termination during the Plan Year, and actual performance against established targets. The transfer of employment among the Company and Subsidiaries during a Plan Year shall not be deemed a termination of employment for purposes of the Plan.

    9.2 In the event of termination of employment with the Company and Subsidiaries during a Plan Year for any other reason, participation in the Plan will be terminated and no Incentive Award will be payable to the terminated Participant.


    9.3 If the Participant's employment with the Company and Subsidiaries is terminated after the end of the Plan Year, but prior to receipt of the corresponding Incentive Award, the Participant, or the Participant's Beneficiary in the case of the Participant's death, shall be paid the full Incentive Award earned, if any, at the time other Participants' Incentive Awards for such Plan Year are paid (unless the termination both occurs prior to the occurrence of a Change in Control (as defined in Section 13.1) occurring after the Incentive Award was awarded and is the result of gross negligence or malfeasance as determined by the Committee, in which case no Incentive Award will be paid).

    9.4 Notwithstanding any provision of the Plan, the Committee may limit or eliminate any Participant's participation in the Plan and the Participant's Incentive Award for any Plan Year, provided such limitation or elimination occurs both prior to (i) the date the Incentive Award would otherwise be paid to the Participant and (ii) the occurrence of a Change in Control (as defined in Section 13.1 ) occurring after the Incentive Award was awarded.

                 ARTICLE X--DEFERRAL OF INCENTIVE AWARD PAYMENT

  Subject to all of the provisions of the Executive Optional Deferred Compensation Plan of KU Energy Corporation, a Participant may elect to defer all or part of any Incentive Award which may be payable to the Participant under this Plan. Such election, however, shall not apply to all or any part of an Incentive Award (i) payable for a Plan Year in the event of the Participant's death prior to the time other Participants' Incentive Awards for that Plan Year are paid or (ii) payable on or after the occurrence of a Change in Control (as defined in Section 13.1) occurring after the Incentive Award was awarded.

                   ARTICLE XI--EFFECTIVE DATE AND AMENDMENTS

  This amended and restated Plan shall be effective as of January 28, 1997, the date of its adoption by the Board of Directors of the Company, and may be terminated, amended, modified or supplemented at any time by the Board of Directors of the Company. Notwithstanding the preceding sentence, no termination, amendment, modification or supplement (i) may be made that adversely affects the rights of any person, without his or her prior written consent, under any Incentive Award theretofore granted or (ii) shall be effective unless approved by the affirmative vote of the holders of a majority of securities of the Company present, or represented, and entitled to vote at a meeting of shareholders of the Company duly held in accordance with the laws of the Commonwealth of Kentucky within twelve (12) months of the date of adoption of such termination, amendment, modification or supplement, where such termination, amendment, modification or supplement will make a change as may require shareholder approval in order for awards granted under the Plan to qualify for an exception from Section 162(m) of the Code. Notwithstanding anything herein or in any award agreement to the contrary, all Incentive Awards awarded under this amended and restated Plan shall be void unless this amended and restated Plan is approved by the affirmative vote of holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the Commonwealth of Kentucky within twelve months after January 28, 1997.

                     ARTICLE XII--MISCELLANEOUS PROVISIONS

    12.1 By acceptance of any Incentive Award under the Plan, each Participant agrees that benefit calculations under all other plans of the Company and its Subsidiaries will exclude, unless otherwise expressly provided in any such plan, the Incentive Awards under the Plan.

    12.2 The designation as a Participant in the Plan and the receipt of an Incentive Award under the Plan shall not give the Participant any right to continued employment or the right to receive an Incentive Award under the Plan in a subsequent year.

    12.3 Except as required by law, no right of the Participant or designated Beneficiary to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null and void and of no effect.

    12.4 Any words herein used in the masculine shall be read and construed in the feminine where appropriate. Words in the singular shall be read and construed as though used in the plural in all cases where the context so requires.

    12.5 This Plan shall be construed under the laws of the Commonwealth of Kentucky.

    12.6 The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed to be the "Company" for the purposes of this Plan), and the heirs, executors and administrators of each Participant.

    12.7 The Company shall deduct or cause to be deducted from all payments under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

                        ARTICLE XIII--CHANGE IN CONTROL

    13.1 A change in control ("Change in Control") for purposes of the Plan shall have occurred if at any time on or after November 1, 1996 any of the following events shall occur:

      (a) The Company or KU (as defined below) is merged or consolidated or reorganized into or with another corporation or other legal person and, as a result of such merger, consolidation or reorganization, less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;

      (b) The Company or KU sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal entity and, as a result of such sale or transfer, less 60% of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

      (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of KU; or

      (d) If at any time during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or KU cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

    Notwithstanding the foregoing provisions of paragraph (c) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and KU, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) a Subsidiary, or (iii) any Company-sponsored, KU-sponsored or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of the Company, KU or Subsidiary, either files or becomes obligated to file a report under or in response to
    Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company or KU, whether in excess of 10% or otherwise. For purposes of this Section 13.1, "KU" shall mean Kentucky Utilities Company.

    13.2 In the event a Change in Control under the preceding Section 13.1 occurs during a Plan Year, then, notwithstanding anything to the contrary in Article IX or otherwise in the Plan, no payments of Incentive Awards shall be made under Article IX for such Plan Year, but instead, each Participant employed by the Company or a Subsidiary immediately prior to the date on which the Change in Control occurs and each Participant who had terminated employment with the Company and Subsidiaries during the Plan Year by reason of Retirement, Disability or death prior to the occurrence of the Change in Control shall have a right (or, in the case of the Participant's death, his or her Beneficiary shall have the right) to an immediate cash payment of an Incentive Award based on actual base salary earned during the Plan Year while a Participant prior to the occurrence of the Change in Control or earlier termination and on the assumption that established targets were met. Such payments shall be made within 15 days after the date on which the Change in Control occurs.

  IN WITNESS THEREOF, the Company has caused this Plan to be executed by its duly authorized officers as of the 28th day of January, 1997.

                                          KU Energy Corporation

                                          By: _________________________________
                                             Chairman of the Board,  President
                                             and Chief  Executive Officer

Attest: _____________________________
     Secretary

(SEAL)

                               [KU ENERGY LOGO]

   KU ENERGY CORPORATION   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  PROXY. The undersigned appoints, and if a participant in the Company's dividend reinvestment plan, and/or Kentucky Utilities Company's employee stock ownership plan and/or employee savings plan, authorizes and directs the appropriate agent or trustee, in each case as agent for the undersigned, to appoint, William L. Rouse, Jr., John T. Newton and Michael R. Whitley, and each of them, attorneys and proxies, with power of substitution, to vote all shares of COMMON STOCK of KU Energy Corporation of record in the name of the undersigned, and all shares, if any, of such stock credited to the account of the undersigned under each of such plans, in each case, at the close of business on March 7, 1997, at the 1997 annual meeting of shareholders (or any adjourned session) as follows:

                  FOR all nominees          WITHHOLD AUTHORITY to vote for all
                  listed below              nominees listed below [_]
                  (except as marked
                  to the contrary
                  below) [_]
1. Election of Directors:

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.
           MILTON W. HUDSON, JOHN T. NEWTON AND WILLIAM L. ROUSE, JR.

2. To approve the adoption of the Company's Long Term Incentive Plan
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. To approve the adoption of the Company's Annual Performance Incentive Plan
                         [_] FOR[_] AGAINST[_] ABSTAIN

In their discretion with respect to such other business as may properly come before the meeting, all as set forth in the Notice and Proxy Statement relating to the meeting.

                         (to be signed on reverse side)
           (continued from other side)
SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS
SPECIFIED ON THE REVERSE SIDE. IN ABSENCE OF
SPECIFIC DIRECTIONS, SAID SHARES SHALL BE VOTED
FOR THE ELECTION OF DIRECTORS, FOR ADOPTION OF THE
LONG TERM INCENTIVE PLAN AND FOR ADOPTION OF THE
ANNUAL PERFORMANCE INCENTIVE PLAN.

                                                   PLEASE DO
                                                   NOT FOLD
                                                   Dated ______
                                                   PLEASE SIGN BELOW

                                          -------------------------------------

                                          -------------------------------------

    NOTE: PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR ABOVE AND RETURN SIGNED PROXY IN ENCLOSED ENVELOPE. IF THE STOCK IS ISSUED IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN THE PROXY. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.